UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04875

Name of Registrant: Royce Small-Cap Trust, Inc.

Address of Registrant: One Madison Avenue

New York, NY 10010

Name and address of agent for service: John E. Denneen, Esq.

One Madison Avenue

New York, NY 10010

Registrant’s telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – December 31, 2025

Item 1. Reports to Shareholders.

royceinvest.com

Royce Closed-End Funds 2025 Annual

Review and Report to Stockholders

December 31, 2025

Royce Global Trust

Royce Micro-Cap Trust

Royce Small-Cap Trust

A Few Words on Closed-End Funds

Royce Investment Partners (“Royce”) manages three closed-end funds: Royce Global Trust, which primarily invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which primarily invests in micro-cap securities; and Royce Small-Cap Trust, which primarily invests in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the initial and/or any subsequent offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

●  A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

●  In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

●  A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

●  The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

●  Royce Micro-Cap Trust and Royce Small-Cap Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. Please see pages 60 and 61 for a chart reflecting the impact of reinvested distributions for each Fund since inception. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 62 or visit our website at https://www.royceinvest. com/funds/closed-end-funds.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Small-Cap Trust has authorized a managed distribution policy (MDP). Under the MDP, each of Royce Micro-Cap Trust and Royce Small-Cap Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

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Letter to Our Stockholders

HOW A YEAR OF UNCERTAINTY BECAME A YEAR OF DOUBLE-DIGIT RETURNS

In July of last year, we observed that the year’s first six months had given investors nearly every kind of investment weather. The second half of the year proved equally eventful, with two significant differences: first was the long-awaited absolute and relative strength of small- and micro-cap stocks following the market’s bottom in spring of 2025. Second the related fact that investors were far more at ease with uncertainty in the last three quarters of the year than at the beginning of the year.

The onset of 2025 saw tariff talk (as well as a volatility inducing “now you see it, now you don’t” approach to implementation), stubborn inflation, declining consumer confidence, and a consequent revival of recession fears, all of which worked to keep stocks underwater in 1Q25. The markets then fell even further (and faster) following “Liberation Day” on 4/2/25, in which President Trump announced a broad set of tariffs and other changes to trade policy. So, while the president characterized these moves as a return to “economic sovereignty,” investors disagreed. There is almost nothing markets hate more than uncertainty, and the first few months of 2025 offered more than the usual amount.

Among the most interesting developments in the year, then, was how quickly and easily investors changed course as they were soon taking advantage of the opportunities bred by the tariff-induced downturn. Equities quickly recovered after bottoming on 4/8 despite a lengthy list of uncertainties and challenges, including ongoing war and violence in Ukraine and Gaza, persistent (though moderate) inflation, a declining U.S. dollar, slowly rising unemployment, and a lack of confidence among U.S. consumers. To this list, we can add newer, potentially troublesome developments in Iran, Venezuela, and (of all places) Greenland, as well as the fractious relationship between the Trump administration and Fed Chair Jerome Powell, whose tenure is ending later this year in May, when he is likely to be succeeded by Kevin Warsh.

MICRO-CAPS REACH THE PEAK OF A RESILIENT MARKET

In this challenging context, the equity markets showed remarkable resilience, perhaps because, at the same time, the U.S. economy remains solid, unemployment is low, oil is cheap, and the Fed cut interest rates three times last year (which also lowered mortgage rates). Following April’s bottom, investors were happy to weigh positive developments more

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LETTER TO OUR STOCKHOLDERS

heavily than the uncertainties. Looking at the VIX—the CBOE S&P 500 Volatility Index, often referred to as the “fear gauge,” which measures the S&P 500’s expected 30-day volatility showed a sharp increase near the end of 1Q25 that then subsided through the rest of the year. Throughout the last nine months of 2025, the market remained uncommonly placid, with the VIX sitting lower than its long-term historical average of 30. It merely approached, though never reached, that level in brief spurts during October and November when the AI trade showed signs of unwinding. (It has also crept upward at times in the first few weeks of 2026.)

The upshot was a terrific year for the major U.S. indexes, though the big winner might come as a surprise to some. The Russell Microcap Index led the way, while small-caps trailed large- and mega-cap stocks (thanks in large part to a dismal first quarter for the small-cap Russell 2000 Index). For 2025 as a whole, the Russell Microcap was up 23.0%, the Russell 2000 gained 12.8%, the large-cap Russell 1000 Index rose 17.4%, and the mega-cap Russell Top 50 Index increased 19.9%. The calendar year’s spread between the small- and micro-cap indexes was the third widest since the latter index’s inception in 2000. (Results for non-U.S. stocks, which have finished behind their stateside peers over the last several years, were also notable in 2025, with the MSCI ACWI ex USA Small Cap Index advancing 29.3% and the MSCI ACWI ex USA Large Cap Index gaining 32.5%.)

An Impressive Year for Stocks of All Sizes

Russell Index Returns, 12/31/24 - 12/31/25

Past performance is no guarantee of future results.

The question that this letter seeks to answer, of course, is how and when might small-caps join their micro-cap siblings at the market’s performance summit? January 2026 offered a pattern that we think can be sustained, as the small- and micro-cap indexes finished the month well ahead of their large- and mega-cap equivalents.

AI: COMING SOON TO A SMALL-CAP COMPANY NEAR YOU?

One path involves shifts in terms of which companies appear likely to benefit from the AI revolution in 2026. To quote Mark Twain (as well as to echo how most of our investment teams view their technology investments), “During the gold rush, it’s a good time to be in the pick and shovel business.” The Magnificent 7 group of mega-cap companies has been generating headlines almost every day about the billions of dollars they or their ecosystem partners have raised to fund continued investment in AI models, computing power, data center capacity, etc.

We own companies that have already been reaping the benefits of this spending since they provide differentiated products or services that are key enablers of AI’s evolution and the buildout of AI-related infrastructure. These companies are supplying many of the tools, components, and services to their bigger peers, including semiconductor components that enable various AI applications, energy providers crucial to the functioning of data centers, and the construction companies that are building them. A few examples include: A duopoly provider of advanced probe cards that are essential for testing complex high bandwidth memory chips and GPUs; a critical infrastructure products producer that is a dominant provider of the highly engineered utility structures needed for utilities to harden their grids and expand higher voltage transmission in the face of rising load growth (in part from AI data centers); a specialty infrastructure services provider that is the scale player in site preparation for data centers and semiconductor fabs; and a premier engineering and consulting firm that brings domain expertise to clients incorporating machine learning and AI into their systems and products, while also helping to address potential challenges and disputes that may arise. In something of a paradox, then, smaller companies that are helping mega-cap players are getting on investors’ radar just as we have begun to see a gradual unwinding of the AI trade, which is lowering share prices for certain mega-cap companies.

There is another set of small-cap companies that are using AI to drive innovation, productivity, and/or efficiency. We anticipate a more pronounced shift away from some of the mega-cap companies that provide AI to the many companies that can commercialize AI applications to grow their businesses and/or companies that will see margin improvement by

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LETTER TO OUR STOCKHOLDERS

leveraging AI tools. We believe active management will likely be critical in sourcing the smaller companies that stand to do best in what is shaping up to be a vigorous, though at times highly volatile, market this year (as a few sessions in early January have shown). There are also many consulting companies and software businesses that have been virtually left for dead. However, our conversations with management teams and further research and analysis suggest to us these companies should actually benefit from AI and are likely to see improved profitability in the years ahead. We have seen a similar dynamic before within small-cap, where pockets of the market have been beaten down before other investors realize that these companies are well positioned to benefit from a new technology, leading the stocks to rebound nicely.

SMALL-CAP OPPORTUNITIES BEYOND AI

Of course, our investment teams see many opportunities in areas that lie outside AI, including businesses in the Consumer Discretionary and Consumer Staples sectors. There have also been interesting opportunities in Health Care beyond the biopharma complex, which dominated small-cap performance in 2025. Elsewhere, the Funds have been investing in industries such as packaging, business services, and insurance, all of which appear poised to do well in 2026. We see green shoots in the non-AI parts of the semiconductor chain, along with companies involved in manufacturing, where industrial distributors, to take one example, are starting to experience stabilization at the bottom of the business cycle. Opportunities have also been found in diverse areas such as commercial and professional services, transportation, and capital markets.

“We have always subscribed to the adage
that psychology runs the market in the short
run, but earnings run it in the long run.”

Even as many small- and micro-cap companies have done well over the last nine months, the breadth and depth of the universe—in addition to the much lower level of analyst coverage—help make our selection universe an evergreen source of investable ideas.

REVENGE OF THE FORGOTTEN ASSET CLASSES?

After more than a decade of underperformance, we have taken to referring to small-cap as “the forgotten asset class.” If that is the case, then micro-caps would qualify as the really forgotten asset class. Thus far in 2026, for example, the financial media has paid almost no attention to the extraordinary run for micro-caps last year. Also receiving very little attention has been how well both small- and micro-caps performed from the April 2025 bottom into January of 2026. From 4/8/25-1/31/26, the Russell Microcap gained 72.6%, the Russell 2000 advanced 50.0%, the Russell 1000 was up 40.4%, and the

Small- and Micro-Cap’s Impressive Runs Off the April Market Low

Russell Index Returns, 4/8/25 - 1/31/26

Past performance is no guarantee of future results.

Russell Top 50 advanced 45.2%.

We are confident that this run can continue. After years of false starts, head fakes, and rallies that began with promise only to end with small- and micro-cap stocks trailing their larger counterparts, we understand—and share—the frustration that comes with extended periods of underperformance. First, it is important to keep in mind that 2025’s returns, particularly off the April lows, were driven primarily by lower quality, speculative stocks, along with anything with an obvious connection to the AI boom. Low quality small-cap cycles tend to average about 12 months, suggesting to us that a regime shift is likely in the next few months. Additionally, more of what we would characterize as “traditional” businesses models—those that have healthy margins, generate free cash flow, grow modestly, and have strong, self-funding balance sheets that also trade at attractive valuations—should, in our view, regain the attention and interest of investors as many of the early phase winners begin to fall back.

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LETTER TO OUR STOCKHOLDERS

Regarding micro-caps, we have found that returns for the asset class are often a risk barometer. To the extent that investors remain comfortable with less liquidity and are willing to take risks, micro-caps should do well. Equally important, there are higher-quality micro-cap companies, and if the market continues to broaden out as we expect, more of these micro-caps should participate as the leadership baton within small-cap as a whole passes from more speculative stocks to more established, quality companies with more proven, durable business models.

WHY SMALL-CAP, WHY NOW?

There are additional factors that we expect to drive both strong returns and overall market leadership beyond what we have already discussed. For the purposes of this discussion, we include micro-caps within the broad and diverse small-cap universe. First, one of the more interesting elements in the “Big, Beautiful Bill” signed earlier this year is the fact that companies can have 100% depreciation on research and CapEx—which suggests that we could see a robust CapEx cycle in 2026. Such cycles have typically meant good things for small-cap stocks, though the market has not yet caught on to this. We expect that to change as the year progresses.

We also believe that both small-cap quality and value are poised for meaningful rebounds in 2026. The most likely path to outperformance would be one in which economic growth accelerates, in part driven by stimulus coming from

Washington that could help both businesses and consumers, particularly those in the lower half of income distribution. If this occurs, more widespread economic growth would benefit a broader array of industries from banks (thanks to loan growth and healthy credit) to select areas in Industrials (due to onshoring and solid general growth) and Consumer Discretionary. Previous periods that had more widespread equity returns (in stark contrast to the unprecedented narrow market leadership of the last few years) have seen small-caps beat large-caps most of the time, often by healthy margins. Of course, we are mindful that narratives, as well as fundamentals, can shift quickly and unexpectedly—and we are prepared to capitalize on opportunities regardless of the macroeconomic backdrop.

DO EARNINGS + VALUATIONS = SUSTAINED SMALL-CAP LEADERSHIP?

In our view, by far the most compelling case for small-cap leadership in 2026 comes from a relatively rare and promising confluence of factors: Relatively low valuations for small-cap versus large-cap and the forecast for higher earnings for small-cap companies. Even after a year of robust returns, valuations for the Russell 2000 at the end of 2025 were still quite close to their lowest levels versus the Russell 1000 in 25 years, using our preferred index valuation metric of LTM EV/EBIT or enterprise value over earnings before interest and taxes.

Relative Valuations for Small-Caps vs. Large-Caps Are Near Their Lowest in 25 Years

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies), 12/31/00 through 12/31/25

1Enterprise Value/Earnings Before Interest and Taxes

Source: FactSet

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LETTER TO OUR STOCKHOLDERS

Small-Cap’s Estimated Earnings Growth is Expected to Be Higher Than Large-Cap’s in 2026

One-Year EPS Growth

Past performance is no guarantee of future results.

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The EPS Growth Estimates are the pre-calculated mean two-year EPS growth rate estimates by brokerage analysts. Estimates are the average of those provided by analysts working for brokerage firms who provide research coverage on each individual security as reported by FactSet. All non-equity securities, investment companies, and companies without brokerage analyst coverage are excluded. Source: FactSet.

But the argument in favor of small-cap leadership is greatly enhanced by what we see as a promising earnings picture for 2026. We have always subscribed to the adage that psychology runs the market in the short run, but earnings run it in the long run. Earnings across asset classes were generally positive in 3Q25, with many companies handily beating estimates. Smaller companies, however, generally fared better in terms of earnings growth. Even more encouraging, the research we have seen forecasts accelerated earnings growth for small-cap stocks in 2026. We believe the rate cuts provided a boost, while additional catalysts, including possible tariff relief, reshoring, and ongoing infrastructure improvements, should also help vault small-caps into a sustained leadership role, as can the aforementioned possibility of a healthy CapEx cycle and the benefits accruing to those small-cap companies that are providing AI’s ‘picks & shovels.’

“In our view, by far the most compelling case
for small-cap leadership in 2026 comes from
a relatively rare and promising confluence of
factors: Relatively low valuations for small-cap
versus large-cap and the forecast for higher
earnings for small-cap companies.”

We enter 2026 with ample levels of uncertainty for both the U.S. economy and on the geopolitical front. Yet our investment teams remain confident that small-cap can attain and sustain market leadership. Finally, we want to remind investors that the opportunity still exists to build one’s small-cap allocation at attractive valuations. We continue to see the current period as an opportune time to invest in select small-caps for the long run.

Sincerely,

Christopher D. Clark	Francis D. Gannon
Chief Executive Officer, and	Co-Chief Investment Officer
Co-Chief Investment Officer

February 4, 2026

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Performance

NAV Average Annual Total Returns

As of December 31, 2025 (%)

	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE
Royce Global Trust	23.22	16.96	6.31	10.05	N/A	N/A	N/A	N/A	7.52	10/17/13
Royce Micro-Cap Trust	16.57	15.55	8.85	12.23	10.61	9.13	10.46	10.75	10.92	12/14/93
Royce Small-Cap Trust	14.03	16.03	8.10	11.75	9.53	8.42	9.23	10.11	10.47	11/26/86
INDEX
MSCI ACWI Small Cap Index	19.72	14.62	7.29	9.32	8.31	7.91	8.75	8.08	N/A	N/A
Russell Microcap Index	22.98	15.20	7.32	9.58	9.46	7.33	8.63	N/A	N/A	N/A
Russell 2000 Index	12.81	13.73	6.09	9.62	9.47	8.20	8.21	8.55	N/A	N/A

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/25 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as pandemics, acts of terrorism, concerns over the independence of the U.S. federal reserve, the United States government’s positions on Venezuela and Greenland, and the armed conflict in Europe, that may not be directly related to the issuer of a security held by a Fund. These conflicts, along with any banking industry instability, could adversely affect global market, financial, and economic conditions, as well as individual companies, in ways that cannot necessarily be foreseen. Investments in securities of micro-cap or small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Investments in securities of foreign issuers may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and the Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Royce Global Trust invests a significant portion of its assets in foreign companies. A broadly diversified portfolio does not ensure a profit or guarantee against loss. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Global, Micro-Cap, and Small-Cap Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of the Finanancial Industry Regulatory Authority (“FINRA”) and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Trust (RGT)

Steven McBoyle

FUND PERFORMANCE

Royce Global Trust (RGT) gained 23.2% on a net asset value (NAV) basis and 24.1% on a market price basis in 2025, outperforming its benchmark, the MSCI ACWI Small Cap Index, which was up 19.7% for the same period. The Fund also beat the global small-cap index on both an NAV and market price basis for the 3- and 10-year periods ended 12/31/25 (while trailing for the 5-year period).

WHAT WORKED… AND WHAT DIDN’T

Eight of RGT’s 10 equity sectors made positive impacts on performance in 2025. Financials led by a wide margin, followed by Materials and Industrials while Energy and Health Care were the two sectors that detracted. At the industry level, capital markets (Financials), insurance (Financials), and metals & mining (Materials) were the top contributors while the biggest detractors were software (Information Technology), chemicals (Materials), and professional services (Industrials). Canada, Israel, Norway, and South Africa were the biggest contributors at the country level while the U.S., the Netherlands, Indonesia, and Australia were the only countries that detracted from performance in 2025.

The Fund’s top contributor at the position level in 2025 was Tel Aviv Stock Exchange (TASE), Israel’s only public equity and debt exchange operator, which benefits from a high-margin, infrastructure-light platform model with revenue derived from trading commissions, listings, clearing fees, and technology services. With a near-monopoly position, a scalable operating model, and growing SaaS (software as a service)-style recurring revenues from market data and connectivity services, we think TASE remains well positioned, particularly with the outlines of a ceasefire in place.

Headquartered in Canada, Sprott is a global alternative asset manager specializing in precious metals and real assets. Sprott’s shares advanced as gold prices broke out to record highs amid elevated geopolitical risk, central bank buying, and a weaker U.S. dollar. The company’s suite of physical bullion trusts and energy transition ETFs saw substantial inflows, driving strong growth in assets under management and recurring fee revenue. Management continues to scale its global distribution, with new mandates secured across Europe and Asia. With strong operating leverage, a clean balance sheet, and secular tailwinds behind the resource transition, we believe Sprott remains well positioned to compound earnings across commodity cycles.

Top Contributors to Performance		Top Detractors from Performance
For 2025 (%)[1]		For 2025 (%)[2]
Tel Aviv Stock Exchange	4.18	FTAI Aviation	-1.09
Sprott	3.25	Transcat	-0.86
Protector Forsikring	2.51	Morningstar	-0.61
Alamos Gold Cl. A	2.46	Innospec	-0.56
Stadio Holdings	1.93	Computer Modelling Group	-0.44
[1] Includes dividends		[2] Net of dividends

The portfolio’s biggest detractor in 2025 was U.S. headquartered FTAI Aviation, which provides aftermarket engine materials, inventory, and services for commercial and military aircraft. Despite the long-term structural demand for used engine components, its stock declined in the first half of 2025 as FTAI faced a combination of margin pressure and uneven material flow-through. Softer-than-expected teardown volumes and delays in parts monetization weighed on inventory turns and near-term earnings visibility. Easing OEM (original equipment manufacturer) supply constraints and more aggressive pricing from competitors created headwinds in some key international markets. Uncertain about its long-term prospects, we sold the last of our stake in the Fund in May.

Transcat is a global leader in test and measurement equipment as well as calibration services for diverse industries, life sciences, power generation, aerospace & defense, manufacturing, and food and beverage production. The company reported solid year-over-year revenue growth in November of 2025, but earnings were lower than expected, net income declined, and operating margins contracted, thanks to increased operating expenses tied to some recent acquisitions.

The Fund’s advantage over the MSCI ACWI Small Cap Index was due to both stock selection and sector allocation decisions in 2025. At the sector level, stock selection in Financials made by far the biggest impact on relative performance, followed by our much lower weighting and stock selection in Consumer Discretionary and Health Care. Detracting most at the sector level were stock selection in Industrials and Materials and a significantly lower exposure to Utilities.

CURRENT POSITIONING AND OUTLOOK

At the end of December, the Fund’s biggest sector weights were Financials, Industrials, and Materials, each overweighted versus the MSCI ACWI Small Cap. While we acknowledge the near-term forecast for equities remains murky amid macroeconomic uncertainty and geopolitical tensions, our long-term outlook is constructive. Lower quality small-caps, such as those without profits and/or more speculative profiles, led in 2025. However, we expect to see small-cap leadership reestablish its historical pattern and more consistently reward higher quality companies in 2026. We also anticipate that accelerating growth underpinned by durable business models with identifiable, high return reinvestment opportunities should drive further compounding of value, creating an attractive setup for quality in 2026.

8 | 2025 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 12/31/25

	JUL-DEC 2025[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	8.68	23.22	16.96	6.31	10.05	7.52
[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment through 12/31/251

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	24.1%	30.7%	165.0%	N/A	N/A	127.2%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.

²	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 12/31/25

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 10/17/13 as of 12/31/25 ($)

Top 10 Positions

% of Net Assets

Tel Aviv Stock Exchange	5.2
Sprott	4.5
Alamos Gold Cl. A	3.6
Protector Forsikring	3.3
Stadio Holdings	3.0
APi Group	2.4
Phoenix Financial	2.0
Littelfuse	1.9
TMX Group	1.8
SEI Investments	1.7

Portfolio Sector Breakdown

% of Net Assets

Financials	30.0
Industrials	26.5
Materials	11.4
Information Technology	11.0
Consumer Discretionary	4.4
Communication Services	3.2
Health Care	2.9
Real Estate	1.9
Energy	1.1
Consumer Staples	1.0
Cash and Cash Equivalents	6.6

Calendar Year Total Returns (%)

YEAR	RGT
2025	23.2
2024	11.8
2023	16.1
2022	-27.0
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown1,2

% of Net Assets

United States	32.0
Canada	20.2
Israel	9.2
United Kingdom	5.5
Sweden	5.0
South Africa	4.2
Norway	3.3
¹Represents countries that are 3% or more of net assets.

²Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$100 million
Number of Holdings	108
Turnover Rate	14%
Net Asset Value	$15.24
Market Price	$13.11
Average Market Capitalization[1]	$3,352 million
Weighted Average P/E Ratio[2,3]	26.6x
Weighted Average P/B Ratio[2]	3.2x
Active Share[4]	98%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/25).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2025.

2025 Annual Report to Stockholders | 9

Royce Global Trust

Schedule of Investments

Common Stocks — 93.4%

	SHARES	VALUE
AUSTRALIA - 2.0%
Cochlear [1]	5,350	$927,204
IPH [1]	142,562	334,906
Technology One [1]	40,400	748,930
Total (Cost $1,090,082)		2,011,040

BERMUDA - 0.9%
Bank of N.T. Butterfield & Son	18,500	921,670
Total (Cost $644,130)		921,670

BRAZIL - 1.1%
Odontoprev [1]	171,600	349,673
TOTVS [1]	97,885	745,788
Total (Cost $750,794)		1,095,461

CANADA - 20.2%
Alamos Gold Cl. A	94,100	3,633,602
Altus Group	22,470	928,399
AutoCanada [2]	45,840	789,855
Canaccord Genuity Group	97,143	782,778
†Colliers International Group	6,945	1,020,984
Descartes Systems Group (The) [2]	8,424	738,448
IMAX Corporation [2]	36,759	1,358,613
Major Drilling Group International [2]	119,300	1,121,249
Onex Corporation	17,813	1,465,999
Pason Systems	50,000	436,778
Sprott	45,635	4,469,906
Stella-Jones	23,750	1,473,052
TELUS Corporation	16,311	214,976
TMX Group	47,600	1,811,335
Total (Cost $9,943,400)		20,245,974

FRANCE - 0.5%
Ayvens [1]	39,000	522,113
Total (Cost $345,465)		522,113

GERMANY - 0.2%
Carl Zeiss Meditec [1]	3,400	159,636
Total (Cost $306,110)		159,636

GREECE - 1.0%
Sarantis [1]	64,500	1,038,386
Total (Cost $554,222)		1,038,386

ICELAND - 0.3%
Embla Medical [1,2]	51,000	260,879
Total (Cost $321,244)		260,879

INDIA - 1.9%
AIA Engineering [1]	28,440	1,268,429
BSE [1]	21,696	636,669
Dish TV India [1,2]	400,000	17,803
Total (Cost $868,093)		1,922,901

INDONESIA - 0.0%
Aspirasi Hidup Indonesia [1]	2,000,000	49,114
Total (Cost $84,858)		49,114

IRELAND - 0.2%
Avadel Pharmaceuticals [2]	7,460	160,763
Total (Cost $124,257)		160,763

ISRAEL - 9.2%
Cellebrite DI [2]	10,000	180,300
Global-e Online [2]	5,200	204,412
Nova [2]	4,980	1,635,382
Phoenix Financial [1]	48,500	2,007,087
Tel Aviv Stock Exchange [1]	174,000	5,176,034
Total (Cost $1,451,449)		9,203,215

ITALY - 1.0%
Carel Industries [1]	25,000	719,918
†SOL [1]	4,000	230,016
Total (Cost $534,896)		949,934

JAPAN - 2.0%
As One [1]	11,200	172,122
†Daiei Kankyo [1]	21,000	521,300
Fukui Computer Holdings [1]	10,800	216,290
NSD [1]	12,200	269,887
†Riken Keiki [1]	4,600	94,087
TKC Corporation [1]	25,500	701,627
Total (Cost $1,554,725)		1,975,313

NETHERLANDS - 0.5%
IMCD [1]	5,500	500,365
Total (Cost $387,492)		500,365

NEW ZEALAND - 0.4%
Fisher & Paykel Healthcare [1]	17,000	368,861
Total (Cost $101,973)		368,861

NORWAY - 3.3%
Protector Forsikring [1]	64,500	3,343,802
Total (Cost $480,437)		3,343,802

PANAMA - 0.6%
Banco Latinoamericano de Comercio
Exterior Cl. E	13,716	611,734
Total (Cost $379,574)		611,734

SINGAPORE - 0.0%
Midas Holdings [2,3]	400,000	0
Total (Cost $50,439)		0

SOUTH AFRICA - 4.2%
CA Sales Holdings [1]	147,597	132,275
Curro Holdings [1]	258,594	224,087
PSG Financial Services [1]	550,976	904,936
Stadio Holdings [1]	3,686,928	2,961,259
Total (Cost $1,125,199)		4,222,557

SWEDEN - 5.0%
Bravida Holding [1]	68,900	671,515
Karnov Group [1,2]	145,381	1,588,514
Mycronic [1]	4,650	111,859
OEM International Cl. B [1]	107,000	1,689,637
Teqnion [1,2]	47,800	920,650
Total (Cost $2,692,688)		4,982,175

SWITZERLAND - 1.4%
Kardex Holding [1]	2,400	831,523
VZ Holding [1]	2,900	543,971
Total (Cost $381,973)		1,375,494

10 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2025

Schedule of Investments (continued)

	SHARES	VALUE
UNITED KINGDOM - 5.5%
†Auto Trader Group [1]	7,000	$55,201
Diploma [1]	8,200	585,226
DiscoverIE Group [1]	71,204	575,814
FDM Group Holdings [1]	46,800	84,006
Genuit Group [1]	54,600	239,160
Halma [1]	25,652	1,215,662
†ICG [1]	3,300	91,000
Judges Scientific [1]	7,600	583,949
Keystone Law Group [1]	95,940	808,060
Mortgage Advice Bureau Holdings [1]	36,100	333,822
Optima Health [1,2]	112,600	305,192
Restore [1]	79,840	285,112
SThree [1]	146,600	375,731
Total (Cost $5,054,585)		5,537,935

UNITED STATES - 32.0%
Air Lease Cl. A	4,000	256,920
APi Group [2]	63,649	2,435,211
Arcosa	12,660	1,346,011
Artisan Partners Asset Management Cl. A	15,500	631,470
Atmus Filtration Technologies	15,670	813,430
Blue Owl Capital Cl. A	14,876	222,247
Element Solutions	36,400	909,636
Enpro [4]	2,635	564,233
ESAB Corporation	14,460	1,615,471
EVI Industries	58,563	1,442,992
GCM Grosvenor Cl. A	101,682	1,151,040
Griffon Corporation	11,250	828,563
Hagerty Cl. A [2]	39,300	528,192
Helios Technologies	3,000	160,470
†I3 Verticals Cl. A [2]	15,000	377,850
Innospec	11,518	881,588
Kadant	968	275,899
KBR	16,416	659,923
Lindsay Corporation [4]	3,547	418,085
Littelfuse	7,350	1,858,962
MKS	7,067	1,129,307
Morningstar	4,110	893,144
NewtekOne	22,650	257,078
nLIGHT [2]	12,800	480,128
Quaker Houghton	12,580	1,727,360
RB Global	10,100	1,038,987
Repligen Corporation [2]	1,286	210,724
Richardson Electronics	6,356	69,153
Royal Gold	6,320	1,404,873
SEI Investments	21,150	1,734,723
Teledyne Technologies [2]	1,340	684,378
Transcat [2]	15,805	896,618
†UFP Industries	6,225	566,786
Valmont Industries	2,600	1,046,032
Victory Capital Holdings Cl. A	17,670	1,114,800
Viper Energy Cl. A	16,069	620,745
Vontier Corporation	19,889	739,473
Total (Cost $22,398,545)		31,992,502

TOTAL COMMON STOCKS
(Cost $51,626,630)		93,451,824

INVESTMENTS AT VALUE
(Cost $51,626,630)		93,451,824

REPURCHASE AGREEMENT- 6.7%
Fixed Income Clearing Corporation, 3.00% dated 12/31/25, due 1/2/26, maturity value $6,652,806 (collateralized by obligations of U.S. Government Agencies, 2.75% due 4/30/27, valued at $6,784,824)
(Cost $6,651,697)		6,651,697

TOTAL INVESTMENTS - 100.1%
(Cost $58,278,327)		100,103,521

LIABILITIES LESS CASH AND OTHER ASSETS - (0.1)%		(91,347)

NET ASSETS - 100.0%		$100,012,174

†	New additions in 2025.

[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[2]	Non-income producing.

[3]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund's Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of December 31, 2025. Total market value of pledged securities as of December 31, 2025, was $600,940.

Securities are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2025, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $59,092,776. As of December 31, 2025, net unrealized appreciation for all securities was $41,010,745 consisting of aggregate gross unrealized appreciation of $42,983,674 and aggregate gross unrealized depreciation of $1,972,929. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 11

Royce Global Trust	December 31, 2025

Statement of Assets and Liabilities

ASSETS:
Investments at value	$93,451,824
Repurchase agreements (at cost and value)	6,651,697
Foreign currency (cost $6,616)	6,608
Receivable for dividends and interest	128,973
Receivable for insurance reimbursement	191,311
Prepaid expenses and other assets	14,700
Total Assets	100,445,113
LIABILITIES:
Payable for investment advisory fee	84,813
Payable for directors' fees	7,135
Accrued legal expense	191,311
Accrued other expenses	62,733
Deferred capital gains tax	86,947
Total Liabilities	432,939
Commitments and Contingent Liabilities[1]
Net Assets	$100,012,174
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 6,562,852 shares outstanding (150,000,000 shares authorized)	$58,399,976
Total distributable earnings (loss)	41,612,198
Net Assets (net asset value per share - $15.24)	$100,012,174
Investments at identified cost	$51,626,630

1  See Notes to Financial Statements.

12 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust	Year Ended December 31, 2025

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,467,014
Foreign withholding tax	(112,187)
Interest	157,963
Total income	1,512,790
EXPENSES:
Investment advisory fees	899,655
Legal expense[1]	413,121
Insurance reimbursement of legal expense[1]	(413,121)
Custody and transfer agent fees	83,088
Administrative and office facilities	61,253
Stockholder reports	59,337
Professional fees	49,961
Directors' fees	24,594
Interest expense	5,223
Other expenses	30,090
Total expenses	1,213,201
Net investment income (loss)	299,589
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	5,036,397
Foreign currency transactions	(1,700)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	13,562,055
Other assets and liabilities denominated in foreign currency	(11,019)
Net realized and unrealized gain (loss) on investments and foreign currency	18,585,733
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$18,885,322

[1]	The Fund incurred $413,121 in legal fees and expenses in 2025 in connection with an action filed on June 29, 2023 against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.) See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 13

Royce Global Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/25	YEAR ENDED 12/31/24

INVESTMENT OPERATIONS:
Net investment income (loss)	$299,589	$121,233
Net realized gain (loss) on investments and foreign currency	5,034,697	368,121
Net change in unrealized appreciation (depreciation) on investments and foreign currency	13,551,036	8,038,579
Net increase (decrease) in net assets from investment operations	18,885,322	8,527,933
DISTRIBUTIONS:
Total distributable earnings	(1,238,612)	(2,989,773)
Total distributions	(1,238,612)	(2,989,773)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	565,568	1,683,617
Total capital stock transactions	565,568	1,683,617
Net Increase (Decrease) In Net Assets	18,212,278	7,221,777
NET ASSETS:
Beginning of year	81,799,896	74,578,119
End of year	$100,012,174	$81,799,896

14 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust	Year Ended December 31, 2025

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$18,885,322
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(12,556,973)
Proceeds from sales and maturities of long-term investments	20,904,537
Net purchases, sales and maturities of short-term investments	(5,976,305)
Net (increase) decrease in dividends and interest receivable and other assets	(167,244)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	183,286
Net change in unrealized appreciation (depreciation) on investments	(13,562,055)
Net realized gain (loss) on investments	(5,036,397)
Net cash provided by operating activities	2,674,171
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of borrowings	(2,000,000)
Distributions net of reinvestment (reinvestment $565,568)	(673,044)
Net cash used for financing activities	(2,673,044)
INCREASE (DECREASE) IN CASH:	1,127
Cash and foreign currency at beginning of year	5,481
Cash and foreign currency at end of year	$6,608

Supplemental disclosure of cash flow information:

For the year ended December 31, 2025, the Fund paid $22,159 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 15

Royce Global Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	YEARS ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net Asset Value, Beginning of Period	$12.55	$11.72	$10.25	$14.26	$14.95
INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.03	(0.05)[1,2]	0.09	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.85	1.32	1.69	(3.96)	2.19
Net increase (decrease) in net assets from investment operations	2.90	1.35	1.64	(3.87)	2.18
DISTRIBUTIONS:
Net investment income	(0.13)	(0.43)	–	(0.10)	(0.09)
Net realized gain on investments and foreign currency	(0.06)	(0.04)	(0.15)	(0.03)	(2.66)
Return of capital	–	–	–	(0.00)	–
Total distributions	(0.19)	(0.47)	(0.15)	(0.13)	(2.75)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.05)	(0.02)	(0.01)	(0.12)
Total capital stock transactions	(0.02)	(0.05)	(0.02)	(0.01)	(0.12)
Net Asset Value, End of Period	$15.24	$12.55	$11.72	$10.25	$14.26
Market Value, End of Period	$13.11	$10.72	$9.75	$8.65	$13.12
TOTAL RETURN:[3]
Net Asset Value	23.22%	11.80%	16.15%	(27.04)%	16.34%
Market Value	24.07%	14.81%	14.50%	(33.08)%	19.77%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.35%	0.71%	1.52%[1]	0.54%	0.39%
Total expenses (net)	1.35%	1.71%	2.52%[1]	1.54%	1.39%
Expenses excluding interest expense	1.34%	1.40%	2.15%[1]	1.38%	1.33%
Expenses prior to balance credits	1.35%	1.71%	2.52%[1]	1.54%	1.39%
Net investment income (loss)	0.33%	0.15%	(0.45)%[1,2]	0.79%	(0.13)%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$100,012	$81,800	$74,578	$64,692	$89,394
Portfolio Turnover Rate	14%	16%	14%	24%	52%
REVOLVING CREDIT AGREEMENT:
Asset coverage	N/A	4190%	1964%	1717%	2335%
Asset coverage per $1,000	N/A	$41,900	$19,645	$17,173	$23,349

[1]	Due to an action filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No.1:23-cv-05568 (S.D.N.Y.), the Fund accrued net $500,000 in legal fees and expenses which resulted in a decrease in net investment income (loss) per share of $0.08, a decrease in the ratio of net investment income (loss) to average net assets of 0.73% and an increase in the noted expense ratios to average net assets of 0.73%.

[2]	A special distribution in 2023 from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.02 and an increase in the ratio of net investment income (loss) to average net assets of 0.17%.

[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

16 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Global Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of December 31, 2025, officers and employees of Royce and other affiliates owned more than 14% of the Fund.

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund's Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable

2025 Annual Report to Stockholders | 17

Royce Global Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2025. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$55,952,737	$37,499,087	$0	$93,451,824
Repurchase Agreement	–	6,651,697	–	6,651,697

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy.

The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2025, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund invests a significant portion of its assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments in securities of foreign companies are usually denominated in foreign currencies and the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

18 | 2025 Annual Report to Stockholders

Royce Global Trust

Notes to Financial Statements (continued)

CAPITAL GAINS TAX:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign taxes on dividend income, if any, are recorded based on tax regulations and rates that exist in the foreign markets in which the Fund invests. In some cases, the Fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset and income on the Fund's books. In many cases, however, the Fund may not receive such amounts for an extended period of time, depending on the country of investment. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the "Custodian"), and through the Custodian's global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the “Royce Funds” are allocated equitably among the relevant Royce Funds. (The “Royce Funds” comprise the Fund and the other 14 U.S. registered investment companies for which Royce serves as investment manager.) All of the Royce Funds reimburse Royce in its capacity as administrator under administration agreements for costs and expenses paid or incurred in providing certain administrative services, including, without limitation, those relating to certain personnel, rent, technology, and supplies; amounts reimbursed to Royce by the Fund are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 43,842 and 157,790 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2025, and December 31, 2024, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement.

2025 Annual Report to Stockholders | 19

Royce Global Trust

Notes to Financial Statements (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2025, the Fund had no outstanding borrowings under the credit agreement. The Fund and BNPPI may agree for the Fund to borrow again under the credit agreement, which borrowed amount may not exceed $15,000,000.

During the year ended December 31, 2025, the Fund had an average daily loan balance of $93,151 at a weighted average borrowing cost of 5.53%. The maximum loan balance outstanding during the year ended December 31, 2025, was $2,000,000. As of December 31, 2025, the aggregate value of rehypothecated securities was $0. During the year ended December 31, 2025, the Fund earned $0 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the year ended December 31, 2025, the Fund expensed Royce investment advisory fees totaling $899,655.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2025, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $12,450,878, and $19,564,116, respectively.

Tax Information:

Distributions during the years ended December 31, 2025 and 2024, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2025	2024	2025	2024
$834,261	$2,989,773	$404,351	$ –

The tax basis components of distributable earnings as of December 31, 2025, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS	CAPITAL LOSS CARRYFORWARD UTILIZED
$ –	$786,575	$40,932,163	$(106,540)	$41,612,198	$902,805

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2025, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2022-2025) and has concluded that as of December 31, 2025, no provision for income tax is required in the Fund’s financial statements.

20 | 2025 Annual Report to Stockholders

Royce Global Trust

Notes to Financial Statements (continued)

Commitments/Contingencies:

On June 29, 2023, an action was filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.) that sought rescission of the defendants’ election to opt into the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). On January 4, 2024, the U.S. District Court for the Southern District of New York issued an opinion and order that, among other things, declared that the resolutions opting into the MCSAA violate a provision of the Investment Company Act of 1940 and ordered that those resolutions “be rescinded forthwith.” Following an appeal by the Fund and the other remaining defendants, the district court’s judgment was affirmed in full by the United States Court of Appeals for the Second Circuit on June 26, 2024. On or about September 24, 2024, the Fund and certain defendants filed a petition with the U.S. Supreme Court for a writ of certiorari to review the judgment of the Second Circuit. On June 30, 2025, the U.S. Supreme Court granted certiorari, agreeing to resolve a circuit split over whether private parties have an implied right of action to enforce certain provisions of the Investment Company Act of 1940. The U.S. Supreme Court held oral argument in the case on December 10, 2025. The ultimate outcome of this action is unknown.

For the year ended December 31, 2025, the Fund incurred $413,121 in legal fees and expenses in connection with this action. The Fund was reimbursed $221,810 in 2025 and expects to be reimbursed the remaining $191,311 in 2026 under its insurance policy. The deductible amount for this action under the Fund’s insurance policy is $500,000 and was met by the Fund in 2023. Any additional amounts incurred for legal fees and expenses for this action are also expected to be reimbursed to the Fund by the insurer.

Segment Reporting:

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce serves as investment manager for the Fund. The Management Committee of Royce functions as the Chief Operating Decision Maker ("CODM") for the Fund for purposes of Segment Reporting (Topic 280), evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund's investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure, other than as disclosed within.

2025 Annual Report to Stockholders | 21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Global Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Global Trust, Inc. (the "Fund") as of December 31, 2025, the related statements of operations and cash flows for the year ended December 31, 2025 the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 19, 2026

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

22 | 2025 Annual Report to Stockholders

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2025 Annual Report to Stockholders | 23

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Jim Stoefel, Andrew Palen

FUND PERFORMANCE

Royce Micro-Cap Trust (RMT) advanced 16.6% on a net asset value (NAV) basis and 16.1% on a market price basis in 2025, outpacing its benchmark, the Russell 2000 Index, which was up 12.8% for the same period. RMT also beat the Russell 2000 on an NAV basis for the 3-, 5-, 10-, 15-, 20-, 25-, 30-year, and since inception (12/14/93) periods ended 12/31/25, while it also beat the benchmark on a market price basis for each of these periods except the 20-year span.

WHAT WORKED... AND WHAT DIDN’T

Eight of the portfolio’s 11 equity sectors made a positive impact on calendar year performance, led by Industrials, Materials, and Financials. The only negative impacts (which were modest) came from Real Estate, Energy, and Utilities. At the industry level, electronic equipment, instruments & components (Information Technology), construction & engineering (Industrials), and metals & mining (Materials) contributed most in 2025, while life sciences tools & services (Health Care), software (Information Technology), and financial services (Financials) were the largest detractors.

Our top contributor was nLIGHT, which designs, manufactures, and sells a range of high-power semiconductor and fiber lasers that are typically integrated into laser systems or tools built by its manufacturing customers. nLIGHT differentiates itself via vertical integration, domain knowledge, and manufacturing capabilities that combine dedicated resources and facilities with deep technical expertise to deliver cutting edge solutions, increasingly to government and defense organizations. Its shares outperformed due to upward revisions to the outlook for its aerospace & defense customers. We remain constructive on its potential to expand its addressable markets with product launches and a recovery in manufacturing-driven end markets.

Sprott, the Fund’s second highest contributor, is a global alternative asset manager specializing in precious metals and real assets. The company operates a diversified platform of exchange-listed products, private equity funds, and lending strategies focused on gold, uranium, and energy transition metals. Shares have outperformed as gold prices broke out to record highs amid elevated geopolitical risk, central bank buying, and a weaker U.S. dollar. The company’s suite of physical bullion trusts and energy transition ETFs saw substantial inflows, driving strong growth in assets under management and recurring fee revenue. The firm also benefited from robust performance in its private strategies, particularly in uranium and critical minerals lending.

Top Contributors to Performance		Top Detractors from Performance
For 2025 (%)[1]		For 2025 (%)[2]

nLIGHT	1.83	Open Lending	-0.67
Sprott	1.26	Transcat	-0.65
Astronics Corporation	1.20	Richardson Electronics	-0.64
ASA Gold and Precious Metals	1.10	Repay Holdings Cl. A	-0.63
Argan	1.05	Ichor Holdings	-0.63
[1] Includes dividends		[2] Net of dividends

RMT’s top detractor was Open Lending, a leading provider of lending enablement and risk analytics to credit unions, regional banks, finance companies, and the captive finance companies of automotive manufacturers. With the company’s proprietary risk-based interest rate pricing models and real-time underwriting of automotive loan default insurance coverage from insurers, Open Lending enables more than 400 customers to lend to underserved near-prime and non-prime borrowers. Its shares underperformed early in 2025 as the loan certification outlook worsened, and the company recognized a sizable profit share charge. We sold the last of our shares in April.

Transcat makes test and measurement equipment as well as calibration services for diverse industries, including life sciences, power generation, aerospace & defense, and food and beverage production. The company reported solid year-over-year revenue growth in November of 2025, but earnings were lower than expected, net income declined, and operating margins contracted, thanks to increased operating expenses tied to some recent acquisitions.

The Fund’s advantage over the Russell 2000 was attributable to both stock selection (which helped more) and sector allocation. What helped most at the sector level were stock selection and, to a lesser extent, our larger weighting in Materials, stock selection and a lower weighting in Financials, and our higher weighting and stock picking in Industrials. Conversely, stock selection and, to a lesser extent, our lower exposure to Health Care detracted the most by far, followed by stock selection in Communication Services and stock selection and a much lower weighting in Utilities.

CURRENT POSITIONING AND OUTLOOK

We believe that many of the trends that drove micro-cap performance in 2025 remain in place as we head into 2026. First and foremost, underlying economic growth remains solid, while inflation continues to moderate. These trends were in place even before significant stimulus spending had fully impacted the economy. Both the Biden administration’s Infrastructure Investment Act and the Trump administration’s Big Beautiful Bill remain in the early stages of their respective rollouts. When combined with a generally accommodative Federal Reserve, the pieces appear to be in place for ongoing growth, which should, in our view, benefit micro-caps. We are also beginning to see the impacts of a lighter regulatory touch and the burgeoning productivity effect of the significant investments in AI. We continue to invest with an eye toward economic growth, and the long-term impact of shrinking supply chains and reshoring. We also continue to look for opportunities in the supply chain associated with the AI buildout, as well as seeking companies that can more fully harness the potential productivity gains associated with the technology. More than ever before, smaller teams can have an outsized impact on U.S. businesses.

24 | 2025 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 12/31/25

										SINCE INCEPTION
	JUL-DEC 2025[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	(12/14/93)
RMT (NAV)	16.19	16.57	15.55	8.85	12.23	10.61	9.13	10.46	10.75	10.92
[1] Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment through 12/31/251

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	16.1%	57.5%	231.9%	364.5%	368.5%	2279.3%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund's 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 12/31/25

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 6/30/2000 (Russell Microcap Inception) as of 12/31/25 ($)

Top 10 Positions

% of Net Assets

Establishment Labs Holdings	1.4
Sprott	1.3
ASA Gold and Precious Metals	1.3
CECO Environmental	1.3
Bel Fuse Cl. B	1.3
nLIGHT	1.2
NWPX Infrastructure	1.2
Argan	1.2
NPK International	1.2
5N Plus	1.2

Portfolio Sector Breakdown

% of Net Assets

Industrials	26.4
Information Technology	21.1
Financials	15.7
Health Care	13.2
Consumer Discretionary	9.4
Materials	6.5
Energy	5.1
Communication Services	2.5
Real Estate	0.8
Consumer Staples	0.8
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-1.5

Calendar Year Total Returns (%)

YEAR	RMT
2025	16.6
2024	13.5
2023	16.6
2022	-16.9
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7

Portfolio Diagnostics

Fund Net Assets	$631 million
Number of Holdings	174
Turnover Rate	41%
Net Asset Value	$11.79
Market Price	$10.43
Net Leverage [1]	1.5%
Average Market Capitalization [2]	$869 million
Weighted Average P/B Ratio [3]	2.1x
Active Share [4]	97%
U.S. Investments (% of Net Assets)	82.9%
Non-U.S. Investments (% of Net Assets)	18.6%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/25 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2025.

2025 Annual Report to Stockholders| 25

Royce Micro-Cap Trust

Schedule of Investments

Common Stocks — 100.2%

	SHARES	VALUE
COMMUNICATION SERVICES — 2.5%
ENTERTAINMENT - 1.1%
IMAX Corporation [1,2,3]	191,926	$7,093,585
INTERACTIVE MEDIA & SERVICES - 0.8%
†DHI Group [3]	509,365	789,516
QuinStreet [3]	297,000	4,267,890
		5,057,406
MEDIA - 0.6%
Magnite [3]	210,376	3,414,402
Total (Cost $7,951,069)		15,565,393

CONSUMER DISCRETIONARY — 9.4%
AUTOMOBILE COMPONENTS - 0.3%
Stoneridge [3]	355,226	2,056,758
DIVERSIFIED CONSUMER SERVICES - 1.6%
Legacy Education [3]	485,483	4,947,072
Universal Technical Institute [1,3]	194,500	5,082,285
		10,029,357
HOTELS, RESTAURANTS & LEISURE - 1.7%
Century Casinos [3]	960,557	1,277,541
First Watch Restaurant Group [3]	81,483	1,228,764
Lindblad Expeditions Holdings [3]	433,849	6,256,102
†Target Hospitality [3]	214,606	1,718,994
		10,481,401
HOUSEHOLD DURABLES - 0.9%
Legacy Housing [1,3]	184,097	3,593,573
†LGI Homes [3]	53,905	2,315,759
		5,909,332
LEISURE PRODUCTS - 1.1%
American Outdoor Brands [3]	478,435	3,698,302
MasterCraft Boat Holdings [3]	185,924	3,515,823
		7,214,125
SPECIALTY RETAIL - 3.5%
Bed Bath & Beyond [3]	429,601	2,345,621
†Citi Trends [1,2,3]	150,648	6,260,931
†J.Jill	118,348	1,623,735
OneWater Marine Cl. A [3]	260,012	2,813,330
RealReal [3]	463,316	7,311,127
Shoe Carnival	87,715	1,480,629
		21,835,373
TEXTILES, APPAREL & LUXURY GOODS - 0.3%
Lakeland Industries	215,140	1,901,838
Total (Cost $52,494,540)		59,428,184

CONSUMER STAPLES — 0.8%
FOOD PRODUCTS - 0.8%
Seneca Foods Cl. A [1,3]	44,492	4,922,150
Total (Cost $2,622,107)		4,922,150

ENERGY — 5.1%
ENERGY EQUIPMENT & SERVICES - 3.7%
†Natural Gas Services Group	147,939	4,978,147
NPK International [3]	625,444	7,455,293
Pason Systems	478,586	4,180,719
†Ranger Energy Services Cl. A	187,189	2,616,902
Select Water Solutions Cl. A	381,368	4,011,992
		23,243,053
OIL, GAS & CONSUMABLE FUELS - 1.4%
Dorchester Minerals L.P. [1]	59,481	1,329,995
Navigator Holdings	142,581	2,469,503
Riley Exploration Permian [1]	83,633	2,207,911
SandRidge Energy	202,630	2,923,951
		8,931,360
Total (Cost $25,711,028)		32,174,413

FINANCIALS — 14.4%
BANKS - 7.2%
†BayCom Corp. [1]	138,503	4,071,988
Chain Bridge Bancorp Cl. A [1,3]	118,847	4,116,860
Coastal Financial [1,2,3]	37,911	4,344,222
†Esquire Financial Holdings	34,997	3,572,144
First National Bank Alaska [4]	5,071	1,520,032
HBT Financial [1]	149,673	3,869,047
Hingham Institution for Savings [1]	14,273	4,052,961
†HomeTrust Bancshares [1]	87,260	3,746,945
†Investar Holding	110,540	2,953,629
Katahdin Bankshares [4]	14,917	432,593
Midway Investments [3,5]	735,647	0
Northeast Bank [1]	46,981	4,882,735
United Bancorporation of Alabama [4]	13,420	713,944
Unity Bancorp [1]	31,688	1,638,903
Virginia National Bankshares	26,718	1,064,712
†West Coast Community Bancorp [4]	9,849	430,894
†Western New England Bancorp	317,810	4,010,762
		45,422,371
CAPITAL MARKETS - 5.0%
Canaccord Genuity Group	626,671	5,049,711
Oppenheimer Holdings Cl. A [1]	66,210	4,786,321
OTC Markets Group [4]	63,527	3,257,665
Perella Weinberg Partners Cl. A	140,676	2,433,695
Silvercrest Asset Management Group Cl. A	212,101	3,221,814
Sprott	84,310	8,258,086
Tel Aviv Stock Exchange [4]	118,000	3,510,184
Westaim Corporation (The) [3]	38,833	721,461
		31,238,937
CONSUMER FINANCE - 1.1%
EZCORP Cl. A [3]	358,823	6,968,343
FINANCIAL SERVICES - 0.2%
Cass Information Systems [1]	3,284	136,352
Repay Holdings Cl. A [3]	310,904	1,134,799
		1,271,151
INSURANCE - 0.9%
International General Insurance Holdings [1]	238,738	5,989,937
Total (Cost $68,131,543)		90,890,739

HEALTH CARE — 13.2%
BIOTECHNOLOGY - 1.4%
Absci Corporation [3]	448,049	1,563,691
CareDx [3]	217,313	4,094,177
†ORIC Pharmaceuticals [3]	418,692	3,424,900
		9,082,768
HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
Alphatec Holdings [3]	88,625	1,864,670
AngioDynamics [3]	110,826	1,423,006
Apyx Medical [3]	493,666	1,727,831
Artivion [1,2,3]	133,326	6,080,999
†Delcath Systems [3]	95,158	961,096
Establishment Labs Holdings [1,2,3]	117,034	8,529,438

26 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2025

Schedule of Investments (continued)

	SHARES	VALUE
HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Inogen [3]	327,647	$2,201,788
Profound Medical [3]	600,616	4,712,858
		27,501,686
HEALTH CARE PROVIDERS & SERVICES - 1.6%
AMN Healthcare Services [1,2,3]	253,108	3,988,982
Cross Country Healthcare [3]	236,617	1,916,598
GeneDx Holdings Cl. A [1,3]	31,567	4,105,604
		10,011,184
HEALTH CARE TECHNOLOGY - 0.8%
Simulations Plus [1,3]	244,283	4,453,279
†SOPHiA GENETICS [3]	100,898	471,194
		4,924,473
LIFE SCIENCES TOOLS & SERVICES - 3.4%
†Alpha Teknova [3]	179,552	682,298
BioLife Solutions [1,3]	208,723	5,046,922
Cytek Biosciences [3]	1,024,198	5,172,200
Maravai LifeSciences Holdings Cl. A [3]	1,053,532	3,423,979
Mesa Laboratories [1]	60,959	4,785,281
Standard BioTools [3]	1,856,911	2,376,846
		21,487,526
PHARMACEUTICALS - 1.6%
†Esperion Therapeutics [3]	1,143,751	4,231,879
†Harrow [1,2,3]	127,000	6,223,000
		10,454,879
Total (Cost $72,303,316)		83,462,516

INDUSTRIALS — 26.4%
AEROSPACE & DEFENSE - 2.2%
Astronics Corporation [1,3]	133,511	7,241,637
CPI Aerostructures [3]	178,940	708,602
Park Aerospace	289,845	6,185,292
		14,135,531

AIR FREIGHT & LOGISTICS - 1.0%
Forward Air [3]	134,068	3,351,700
Radiant Logistics [3]	493,804	3,125,779
		6,477,479
BUILDING PRODUCTS - 0.5%
Janus International Group [3]	386,127	2,525,270
Quanex Building Products	44,176	679,427
		3,204,697
COMMERCIAL SERVICES & SUPPLIES - 4.2%
Acme United [1]	66,045	2,662,274
CECO Environmental [3]	133,960	8,017,506
Liquidity Services [1,3]	176,216	5,341,107
Montrose Environmental Group [3]	232,840	5,781,417
VSE Corporation [1]	28,509	4,925,500
		26,727,804
CONSTRUCTION & ENGINEERING - 5.6%
Ameresco Cl. A [3]	192,211	5,629,860
Argan [1,2]	23,832	7,467,042
Bowman Consulting Group [3]	39,821	1,314,890
†Concrete Pumping Holdings	364,372	2,444,936
IES Holdings [1,3]	13,749	5,348,636
Limbach Holdings [1,2,3]	69,677	5,424,355
NWPX Infrastructure [1,3]	120,223	7,512,735
		35,142,454
ELECTRICAL EQUIPMENT - 2.7%
American Superconductor [1,2,3]	84,114	2,420,801
Hammond Power Solutions Cl. A	38,667	4,492,815
LSI Industries	193,569	3,546,184
Powell Industries [1]	9,033	2,879,540
Preformed Line Products [1]	18,087	3,738,764
		17,078,104
GROUND TRANSPORTATION - 0.7%
Covenant Logistics Group Cl. A	193,503	4,264,806
MACHINERY - 4.7%
†Aebi Schmidt Holding	221,049	2,796,270
Energy Recovery [3]	201,890	2,723,496
Graham Corporation [1,3]	110,033	7,067,420
Lindsay Corporation [1]	43,950	5,180,386
Luxfer Holdings	457,539	6,190,503
†Perma-Pipe International Holdings [3]	90,940	2,760,938
Titan International [3]	298,708	2,338,884
Westport Fuel Systems [3]	139,142	218,453
		29,276,350
MARINE TRANSPORTATION - 0.4%
Clarkson [4]	52,700	2,710,221
PROFESSIONAL SERVICES - 1.2%
Asure Software [3]	181,676	1,711,388
Kforce	59,301	1,833,587
Mistras Group [3]	90,320	1,142,548
Resources Connection	204,417	1,030,262
TrueBlue [3]	443,159	2,016,373
		7,734,158
TRADING COMPANIES & DISTRIBUTORS - 3.2%
Alta Equipment Group	331,605	1,525,383
Distribution Solutions Group [1,3]	151,857	4,159,363
EVI Industries	242,657	5,979,069
Titan Machinery [3]	228,976	3,443,799
Transcat [1,3]	84,848	4,813,427
		19,921,041
Total (Cost $115,000,727)		166,672,645

INFORMATION TECHNOLOGY — 21.1%
COMMUNICATIONS EQUIPMENT - 4.1%
ADTRAN Holdings [3]	593,308	5,155,847
Applied Optoelectronics [3]	189,262	6,597,673
Clearfield [1,3]	147,135	4,288,985
Digi International [1,3]	138,000	5,974,020
NETGEAR [3]	50,542	1,239,795
†Ribbon Communications [3]	889,545	2,561,890
		25,818,210
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.4%
†Arlo Technologies [3]	117,109	1,638,355
Bel Fuse Cl. B [1,2]	46,558	7,897,634
Climb Global Solutions [1]	45,128	4,638,707
†Kraken Robotics [3]	371,908	1,734,153
LightPath Technologies Cl. A [3]	658,593	7,112,804
Luna Innovations [3],[4]	285,334	313,867
nLIGHT [3]	200,815	7,532,571
PAR Technology [1,2,3]	80,471	2,919,488
Powerfleet [3]	1,132,375	6,024,235
Richardson Electronics	607,688	6,611,645
†SmartRent Cl. A [3]	333,323	673,312
Vishay Precision Group [1,3]	156,848	6,038,648
		53,135,419
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.5%
Alpha and Omega Semiconductor [3]	100,741	1,995,679

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 27

Royce Micro-Cap Trust

December 31, 2025

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Camtek [1,2,3]	63,275	$6,728,980
Cohu [3]	284,324	6,616,219
Ichor Holdings [1,3]	361,038	6,653,930
inTEST Corporation [3]	313,295	2,340,314
Kopin Corporation [3]	1,045,000	2,445,300
Nova [1,3]	19,197	6,304,103
NVE Corporation [1]	19,597	1,162,690
Onto Innovation [1,2,3]	27,766	4,383,141
Penguin Solutions [3]	123,318	2,412,100
Ultra Clean Holdings [3]	235,241	5,958,655
		47,001,111
SOFTWARE - 0.9%
Alkami Technology [1,2,3]	100,156	2,310,599
Computer Modelling Group	283,463	1,078,050
†Similarweb [3]	327,060	2,449,679
		5,838,328
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
AstroNova [3]	115,860	1,002,189
Total (Cost $92,403,102)		132,795,257

MATERIALS — 6.5%
CHEMICALS - 1.8%
†Core Molding Technologies [3]	132,043	2,647,462
5N Plus [3]	566,464	7,313,207
LSB Industries [3]	175,601	1,492,609
		11,453,278

METALS & MINING - 4.7%
Alamos Gold Cl. A	165,044	6,373,052
Alphamin Resources	1,267,682	1,099,080
Altius Minerals	171,100	5,091,052
Ferroglobe	623,310	2,892,158
Major Drilling Group International [3]	768,129	7,219,310
†Royal Gold	31,718	7,050,594
		29,725,246
Total (Cost $22,444,277)		41,178,524

REAL ESTATE — 0.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
Altus Group	73,400	3,032,687
Marcus & Millichap [1]	81,860	2,233,959
Total (Cost $4,223,421)		5,266,646

TOTAL COMMON STOCKS
(Cost $463,285,130)		632,356,467

INVESTMENT COMPANIES — 1.3%

FINANCIALS — 1.3%
CAPITAL MARKETS - 1.3%
ASA Gold and Precious Metals [1]	136,887	8,168,047
(Cost $2,122,104)		8,168,047

WARRANTS – 0.0%

CONSUMER DISCRETIONARY — 0.0%
SPECIALTY RETAIL - 0.0%
†Bed Bath & Beyond (Warrants)[3]	17,605	11,619
(Cost $0)		11,619

INVESTMENTS AT VALUE
(Cost $465,407,234)		640,536,133

REPURCHASE AGREEMENT— 1.5%
Fixed Income Clearing Corporation, 3.00% dated 12/31/25, due 1/2/26, maturity value $9,371,693 (collateralized by obligations of U.S. Government Agencies, 2.75% due 4/30/27, valued at $9,557,547)
(Cost $9,370,132)	9,370,132

TOTAL INVESTMENTS — 103.0%
(Cost $474,777,366)	649,906,265

LIABILITIES LESS CASH AND OTHER ASSETS — (3.0)%	(19,101,850)

NET ASSETS – 100.0%	$630,804,415

†	New additions in 2025.
[1]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of December 31, 2025. Total market value of pledged securities as of December 31, 2025, was $48,005,917.
[2]	As of December 31, 2025, a portion of these securities, in the aggregate amount of $17,372,307, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.
[3]	Non-income producing.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.
[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund's Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2025, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $481,965,043. As of December 31, 2025, net unrealized appreciation for all securities was $167,941,222 consisting of aggregate gross unrealized appreciation of $208,119,195 and aggregate gross unrealized depreciation of $40,177,973. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

28 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	December 31, 2025

Statement of Assets and Liabilities

ASSETS:
Investments at value	$640,536,133
Repurchase agreements (at cost and value)	9,370,132
Foreign currency (cost $38,608)	38,529
Receivable for investments sold	1,599,074
Receivable for dividends and interest	155,222
Prepaid expenses and other assets	36,988
Total Assets	651,736,078
LIABILITIES:
Revolving credit agreement	20,000,000
Payable for investments purchased	155,565
Payable for investment advisory fee	488,912
Payable for directors’ fees	22,715
Payable for interest expense	84,878
Accrued expenses	179,593
Total Liabilities	20,931,663
Net Assets	$630,804,415
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 53,478,521 shares outstanding (150,000,000 shares authorized)	$453,788,130
Total distributable earnings (loss)	177,016,285
Net Assets (net asset value per share - $11.80)	$630,804,415
Investments at identified cost	$465,407,234

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 29

Royce Micro-Cap Trust	Year Ended December 31, 2025

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$4,626,472
Foreign withholding tax	(127,474)
Interest	415,658
Rehypothecation income	9,821
Total income	4,924,477
EXPENSES:
Investment advisory fees	6,342,734
Interest expense	762,866
Administrative and office facilities	324,364
Stockholder reports	121,191
Custody and transfer agent fees	106,486
Professional fees	88,744
Directors’ fees	85,614
Other expenses	76,583
Total expenses	7,908,582
Net investment income (loss)	(2,984,105)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	39,198,014
Foreign currency transactions	(6,517)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	51,547,614
Other assets and liabilities denominated in foreign currency	869
Net realized and unrealized gain (loss) on investments and foreign currency	90,739,980
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$87,755,875

30 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/25	YEAR ENDED 12/31/24

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,984,105)	$(198,276)
Net realized gain (loss) on investments and foreign currency	39,191,497	41,923,822
Net change in unrealized appreciation (depreciation) on investments and foreign currency	51,548,483	24,219,264
Net increase (decrease) in net assets from investment operations	87,755,875	65,944,810
DISTRIBUTIONS:
Total distributable earnings	(41,369,468)	(37,346,698)
Total distributions	(41,369,468)	(37,346,698)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	17,641,410	17,685,144
Total capital stock transactions	17,641,410	17,685,144
Net Increase (Decrease) In Net Assets	64,027,817	46,283,256
NET ASSETS:
Beginning of year	566,776,598	520,493,342
End of year	$630,804,415	$566,776,598

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 31

Royce Micro-Cap Trust	Year Ended December 31, 2025

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$87,755,875
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(236,138,783)
Proceeds from sales and maturities of long-term investments	240,708,431
Net purchases, sales and maturities of short-term investments	4,053,261
Net (increase) decrease in dividends and interest receivable and other assets	(59,695)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	155,181
Net change in unrealized appreciation (depreciation) on investments	(51,547,614)
Net realized gain (loss) on investments	(39,198,014)
Net cash provided by operating activities	5,728,642
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	20,000,000
Repayment of borrowings	(2,000,000)
Distributions net of reinvestment (reinvestment $17,641,410)	(23,728,058)
Net cash used for financing activities	(5,728,058)
INCREASE (DECREASE) IN CASH:	584
Cash and foreign currency at beginning of year	37,945
Cash and foreign currency at end of year	$38,529

Supplemental disclosure of cash flow information:

For the year ended December 31, 2025, the Fund paid $687,776 in interest expense.

32 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net Asset Value, Beginning of Period	$10.98	$10.47	$9.77	$13.06	$11.79
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	0.00	(0.01)	(0.02)	0.04 [1]
Net realized and unrealized gain (loss) on investments and foreign currency	1.71	1.30	1.50	(2.26)	2.12
Net increase (decrease) in net assets from investment operations	1.66	1.30	1.49	(2.28)	2.16
DISTRIBUTIONS:
Net investment income	(0.02)	(0.03)	—	(0.05)	—
Net realized gain on investments and foreign currency	(0.77)	(0.71)	(0.74)	(0.89)	(0.84)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.79)	(0.74)	(0.74)	(0.95)	(0.84)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.05)	(0.05)	(0.05)	(0.06)	(0.05)
Total capital stock transactions	(0.05)	(0.05)	(0.05)	(0.06)	(0.05)
Net Asset Value, End of Period	$11.80	$10.98	$10.47	$9.77	$13.06
Market Value, End of Period	$10.43	$9.75	$9.24	$8.68	$11.55
TOTAL RETURN:[2]
Net Asset Value	16.67%	13.47%	16.64%	(16.89)%	19.17%
Market Value	16.13%	14.17%	15.86%	(16.51)%	22.78%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[3]	1.12%	1.05%	1.46%	1.47%	1.04%
Other operating expenses	0.27%	0.17%	0.39%	0.29%	0.16%
Total expenses (net)	1.39%	1.22%	1.85%	1.76%	1.20%
Expenses excluding interest expense	1.26%	1.19%	1.62%	1.63%	1.16%
Expenses prior to balance credits	1.39%	1.22%	1.85%	1.76%	1.20%
Net investment income (loss)	(0.53)%	(0.04)%	(0.12)%	(0.21)%	0.30%[1]
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$630,804	$566,777	$520,493	$465,890	$590,313
Portfolio Turnover Rate	41%	53%	30%	26%	15%
REVOLVING CREDIT AGREEMENT:
Asset coverage	3254%	28439%	26125%	4335%	2783%
Asset coverage per $1,000	$32,540	$284,388	$261,247	$43,354	$27,832

[1]	A special distribution in 2021 from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.

[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[3]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

36 | 2025 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2025. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$619,467,067	$12,889,400	$0	$632,356,467
Investment Companies	8,168,047	–	–	8,168,047
Warrants	11,619	–	–	11,619
Repurchase Agreement	–	9,370,132	–	9,370,132

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2025, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they

2025 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

DISTRIBUTIONS (continued):

will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the “Custodian”), and through the Custodian’s global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the “Royce Funds” are allocated equitably among the relevant Royce Funds. (The “Royce Funds” comprise the Fund and the other 14 U.S. registered investment companies for which Royce serves as investment manager.) All of the Royce Funds reimburse Royce in its capacity as administrator under administration agreements for costs and expenses paid or incurred in providing certain administrative services, including, without limitation, those relating to certain personnel, rent, technology, and supplies; amounts reimbursed to Royce by the Fund are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 1,855,897 and 1,903,830 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2025, and December 31, 2024, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of December 31, 2025, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

36 | 2025 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2025, the Fund had outstanding borrowings of $20,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

During the year ended December 31, 2025, the Fund had an average daily loan balance of $14,032,877 at a weighted average borrowing cost of 5.39%. The maximum loan balance outstanding during the year ended December 31, 2025, was $20,000,000. As of December 31, 2025, the aggregate value of rehypothecated securities was $17,372,307. During the year ended December 31, 2025, the Fund earned $9,821 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the twelve rolling 36-month periods in 2025, the Fund’s investment performance ranged from 0% to 13% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,137,374 and a net upward adjustment of $1,205,360 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2025, the Fund expensed Royce investment advisory fees totaling $6,342,734.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2025, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $236,077,470 and $241,760,591, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2025, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$829,474	$–	$–

2025 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Tax Information:

Distributions during the years ended December 31, 2025 and 2024, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2025	2024	2025	2024
$3,860,039	$6,562,690	$37,509,429	$30,784,008

The tax basis components of distributable earnings as of December 31, 2025, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$1,671,631	$7,403,386	$167,941,268	$—	$177,016,285

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2025, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2022-2025) and has concluded that as of December 31, 2025, no provision for income tax is required in the Fund’s financial statements.

Segment Reporting:

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce serves as investment manager for the Fund. The Management Committee of Royce functions as the Chief Operating Decision Maker (“CODM”) for the Fund for purposes of Segment Reporting (Topic 280), evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

38 | 2025 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Micro-Cap Trust, Inc. (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 19, 2026

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

2025 Annual Report to Stockholders | 39

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Trust (RVT)

George Necakov, Lauren Romeo, Francis Gannon, Steven McBoyle, Andrew Palen

FUND PERFORMANCE

Royce Small-Cap Trust (RVT) advanced 14.0% on a net asset value (NAV) basis and 11.6% on a market price basis in 2025 versus respective returns of 12.8% and 6.0% for its small-cap benchmarks, the Russell 2000 Index and the S&P SmallCap 600 Index, for the same period. The Fund also outperformed the Russell 2000 on both an NAV and market price basis for the 3-, 5-, 10-, 15-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 12/31/25 (while also beating it on an NAV basis for the 20-year period).

WHAT WORKED… AND WHAT DIDN’T

Eight of RVT’s 11 equity sectors finished 2025 in the black, with the biggest positive contributions coming from Industrials, Financials, and Materials, while Communication Services, Real Estate, and Energy detracted, albeit quite modestly. At the industry level, the top contributors were construction & engineering (Industrials), metals & mining (Materials), and capital markets (Financials). Professional services (Industrials), life sciences tools & services (Health Care), and IT services (Information Technology) detracted the most.

Our top contributor in 2025 was IES Holdings, which was also the top contributor in 2024. IES designs and installs electrical and technology systems into numerous infrastructure segments. Through a thoughtful growth strategy focused on both internal and external opportunities, IES has been building scale in each of its four business segments, which has resulted in rapidly improving operating profitability. The company reported strong revenue and earnings growth throughout 2025 thanks to rising demand in its Communications, Infrastructure Solutions, and Commercial & Industrial segments, especially in the data center market, which continues to experience burgeoning demand.

Sprott is a Canadian global alternative asset manager specializing in precious metals and real assets. Sprott’s shares advanced in the first half of 2025 as gold prices broke out to record highs amid elevated geopolitical risk, central bank buying, and a weaker U.S. dollar. The company’s suite of physical bullion trusts and energy transition ETFs saw substantial inflows, driving strong growth in assets under management and recurring fee revenue. The firm also benefited from robust performance in its private strategies, particularly in uranium and critical minerals lending.

Top Contributors to Performance		Top Detractors from Performance
For 2025 (%)[1]		For 2025 (%)[2]
IES Holdings	1.45	PAR Technology	-0.74
Sprott	0.76	Enovis Corporation	-0.39
Alamos Gold Cl. A	0.76	Transcat	-0.33
VanEck Junior Gold Miners ETF	0.76	Ziff Davis	-0.32
Gold Fields ADR	0.72	Hackett Group (The)	-0.31
[1] Includes dividends		[2] Net of dividends

The Fund’s top detractor at the position level was PAR Technology, which provides Point of Sale (PoS) and other software products to the hospitality industry. The company remains in the midst of a multi-year transition toward a more focused, software-driven business model. And while PAR has successfully landed a number of large accounts such as Burger King, implementations, particularly in mid-sized clients, have been slower than anticipated as customers have paused investments due to concerns over economic growth and tariffs. We expect the slower pace of implementations to be short lived, however, and expect PAR to continue to win more than its fair share of new business.

Medical technology company, Enovis Corporation focuses on reconstructive surgery and rehabilitation, distinguished by its transformation from its industrial roots to a “MedTech” business. Enovis delivered decent organic growth and exceeded earnings expectations in the third quarter, but the stock was weighed down by a material, non-cash goodwill impairment charge. Investor sentiment was further dampened by the company’s high debt leverage and elevated interest expenses, which overshadowed double-digit growth in the shoulder segment. Both management and operating results reinforced the fact that 2025 was a “transition/optimization” year rather than the clean, linear compounding story that many investors had come to expect.

RVT’s relative outperformance versus the Russell 2000 was due to stock selection in 2025. At the sector level, stock picking in Financials, and the combination of higher weightings and stock selection in Materials and Industrials did most to boost relative results. Conversely, stock selection and lower weightings in Health Care, Communication Services, and Utilities hurt relative performance most.

CURRENT POSITIONING AND OUTLOOK

We are constructive about RVT’s performance prospects in 2026. Our thinking is rooted in the somewhat rare and promising confluence of two important factors: Relatively low valuations for small-cap versus large-cap and the forecast for higher earnings for small-cap companies. We have always subscribed to the adage that psychology runs the market in the short run, but earnings run it in the long run. Earnings announced across asset classes in late 2025 were generally positive, with many companies handily beating estimates. Smaller companies generally fared better than their larger peers, however, in terms of earnings growth. Even more encouraging, the research we have seen forecasts accelerated earnings growth for small-cap stocks in 2026. The three Fed rate cuts provided a boost, and additional catalysts, including possible tariff relief, reshoring, and ongoing infrastructure improvements, should , in our view, also help vault our risk-averse approaches into a sustained leadership role, as can the possibility of a healthy CapEx cycle and the benefits accruing to those small-cap companies that are providing AI’s ‘picks & shovels.’

40  |  2025 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 12/31/25

											SINCE INCEPTION
	JUL-DEC 2025[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	(11/26/86)
RVT (NAV)	11.17	14.03	16.03	8.10	11.75	9.53	8.42	9.23	10.11	11.30	10.47

1 Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 12/31/251

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	11.6%	54.1%	219.1%	311.0%	331.5%	4117.1%

1 Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

2 Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 12/31/25

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 11/26/86 as of 12/31/25 ($)

Top 10 Positions

% of Net Assets

IES Holdings	2.2
Assured Guaranty	1.4
APi Group	1.2
Arcosa	1.1
ESAB Corporation	1.1
Sprott	1.0
Brady Corporation Cl. A	1.0
International General Insurance Holdings	1.0
E-L Financial	1.0
SEI Investments	1.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	25.6
Financials	20.8
Information Technology	14.1
Health Care	9.8
Consumer Discretionary	9.5
Materials	8.4
Consumer Staples	3.1
Energy	2.1
Real Estate	1.9
Communication Services	1.3
Utilities	0.2
Cash and Cash Equivalents	3.2

Calendar Year Total Returns (%)
YEAR	RVT
2025	14.0
2024	12.6
2023	21.6
2022	-21.2
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1

Portfolio Diagnostics
Fund Net Assets	$2,164 million
Number of Holdings	472
Turnover Rate	46%
Net Asset Value	$17.69
Market Price	$16.10
Average Market Capitalization [1]	$3,335 million
Weighted Average P/E Ratio [2,3]	19.1x
Weighted Average P/B Ratio [2]	2.2x
Active Share [4]	79%
U.S. Investments (% of Net Assets)	79.5%
Non-U.S. Investments (% of Net Assets)	17.3%

1 Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

2 Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3 The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/25).

4 Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is no guarantee of future results. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Small-Cap Trust at 12/31/22 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2025.

2025 Annual Report to Stockholders  |  41

Royce Small-Cap Trust

Schedule of Investments

Common Stocks - 96.2%

	SHARES	VALUE
COMMUNICATION SERVICES - 1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Cogent Communications Holdings	127	$2,738
IDT Corporation Cl. B	12,619	646,219
Liberty Latin America Cl. C [1]	63,228	471,681
Shenandoah Telecommunications	36,519	422,160
		1,542,798
ENTERTAINMENT - 0.4%
IMAX Corporation [1]	262,660	9,707,914
INTERACTIVE MEDIA & SERVICES - 0.4%
Cars.com [1]	118,514	1,445,871
QuinStreet [1]	203,754	2,927,945
TripAdvisor [1]	67,063	976,437
Yelp [1]	60,109	1,826,713
Ziff Davis [1]	35,756	1,256,823
		8,433,789
MEDIA - 0.3%
Cable One [1]	5,229	590,093
Magnite [1]	110,000	1,785,300
Scholastic Corporation	7,066	209,365
TEGNA	152,234	2,954,862
Thryv Holdings [1]	119,060	720,313
		6,259,933
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Gogo [1]	88,640	413,062
Telephone and Data Systems	16,105	660,305
		1,073,367
Total (Cost $24,393,294)		27,017,801
CONSUMER DISCRETIONARY --- 9.5%
AUTOMOBILE COMPONENTS - 2.2%
†Adient [1]	30,099	576,998
BorgWarner	7,517	338,716
Dorman Products [1]	131,352	16,181,253
LCI Industries	148,742	18,048,354
Modine Manufacturing [1]	29,311	3,913,312
Patrick Industries	46	4,988
PHINIA	41,054	2,573,675
Standard Motor Products	6,199	228,433
Visteon Corporation	63,074	5,998,338
XPEL [1]	6,929	345,826
		48,209,893
BROADLINE RETAIL - 0.0%
Etsy [1]	8,266	458,267
DIVERSIFIED CONSUMER SERVICES - 0.9%
frontdoor [1]	5,319	306,853
OneSpaWorld Holdings	63,000	1,306,620
Perdoceo Education	74,438	2,183,267
Strategic Education	5,666	454,413
Stride [1]	21,669	1,406,968
Universal Technical Institute [1]	489,032	12,778,406
		18,436,527
HOTELS, RESTAURANTS & LEISURE - 0.7%
Brightstar Lottery	274,690	4,252,201
Brinker International [1]	3,804	545,950
Kura Sushi USA Cl. A [1]	25,000	1,308,250
Life Time Group Holdings [1]	44,500	1,182,810
Lindblad Expeditions Holdings [1]	373,700	5,388,754
Monarch Casino & Resort	16,891	1,616,469
		14,294,434

HOUSEHOLD DURABLES - 1.6%
Cavco Industries [1]	14,700	8,683,878
Champion Homes [1]	39,145	3,307,752
Ethan Allen Interiors	49,208	1,123,911
†Green Brick Partners [1]	6,792	425,587
Helen of Troy [1]	14,333	304,576
Installed Building Products	19,497	5,057,327
La-Z-Boy	42,855	1,597,206
M/I Homes [1]	94,169	12,048,924
Sonos [1]	23,766	417,331
Tri Pointe Homes [1]	49,177	1,547,600
Worthington Enterprises	6,318	325,819
		34,839,911
LEISURE PRODUCTS - 0.7%
Brunswick Corporation	109,190	8,106,266
YETI Holdings [1]	139,838	6,176,644
		14,282,910
SPECIALTY RETAIL - 2.9%
Academy Sports & Outdoors	258,301	12,904,718
Advance Auto Parts	252,140	9,909,102
Asbury Automotive Group [1]	14,255	3,314,715
AutoCanada [1]	605,600	10,434,913
†Bath & Body Works	128,524	2,580,762
Buckle (The)	56,084	2,996,007
Monro	21,057	421,982
OneWater Marine Cl. A [1]	51,560	557,879
Sally Beauty Holdings [1]	30,279	431,779
Signet Jewelers	94,524	7,834,149
Urban Outfitters [1]	6,195	466,236
Valvoline [1]	401,900	11,679,214
		63,531,456
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Carter’s	40,059	1,299,113
G-III Apparel Group	25,828	747,979
Kontoor Brands	36,271	2,215,796
Movado Group	20,231	417,163
Ralph Lauren Cl. A	14,350	5,074,304
Steven Madden	29,455	1,226,506
		10,980,861
Total (Cost $163,007,868)		205,034,259

CONSUMER STAPLES - 3.1%
BEVERAGES - 0.0%
MGP Ingredients	24,704	600,307
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.2%
†Andersons (The)	28,496	1,515,133
Guardian Pharmacy Services Cl. A [1]	47,479	1,428,643
PriceSmart	13,148	1,612,865
		4,556,641
FOOD PRODUCTS - 1.8%
Cal-Maine Foods	6,675	531,129
†Fresh Del Monte Produce	38,310	1,364,985
Freshpet [1]	25,500	1,553,715
J&J Snack Foods	54,703	4,943,510
John B. Sanfilippo & Son	6,068	428,401
†Mama’s Creations [1]	61,000	822,890
Nomad Foods	775,776	9,704,958
Seneca Foods Cl. A [1]	173,460	19,189,880

42 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2025

Schedule of Investments (continued)

	SHARES	VALUE
CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
†Simply Good Foods (The) [1]	21,660	$434,933
		38,974,401
HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet [1]	60,750	1,953,113
WD-40 Company	46,131	9,083,194
		11,036,307
PERSONAL CARE PRODUCTS - 0.6%
Interparfums	126,409	10,723,275
USANA Health Sciences [1]	48,584	953,704
		11,676,979
Total (Cost $53,505,575)		66,844,635

ENERGY - 2.1%
ENERGY EQUIPMENT & SERVICES - 1.3%
Bristow Group [1]	219,464	8,036,772
Cactus Cl. A	48,404	2,211,095
Helix Energy Solutions Group [1]	211,884	1,328,513
†Innovex International [1]	18,995	415,421
Pason Systems	1,065,442	9,307,238
ProPetro Holding Corp. [1]	40,050	380,875
RPC	318,925	1,734,952
†Solaris Energy Infrastructure Cl. A	10,000	459,700
Tidewater [1]	20,897	1,055,507
Weatherford International	35,128	2,749,117
		27,679,190
OIL, GAS & CONSUMABLE FUELS - 0.8%
California Resources	33,333	1,490,318
Centrus Energy Cl. A [1]	7,309	1,774,333
Core Natural Resources	29,691	2,627,950
Crescent Energy Cl. A	127,612	1,070,665
CVR Energy [1]	16,567	421,464
Dorchester Minerals L.P.	279,148	6,241,749
†International Seaways	30,730	1,491,942
Magnolia Oil & Gas Cl. A	24,090	527,330
†Peabody Energy	35,148	1,043,896
REX American Resources [1]	37,672	1,217,559
†Uranium Energy [1]	16,000	186,880
World Kinect	25,164	589,593
		18,683,679
Total (Cost $41,717,129)		46,362,869

FINANCIALS - 20.8%
BANKS - 4.3%
Atlantic Union Bankshares	47,000	1,659,100
Axos Financial [1]	15,079	1,299,207
Bancorp (The) [1]	7,180	484,794
Bank of N.T. Butterfield & Son	221,503	11,035,279
BankUnited	276,059	12,303,950
Beacon Financial	31,519	831,156
Cathay General Bancorp	27,877	1,348,968
†Chain Bridge Bancorp Cl. A [1]	44,173	1,530,153
Coastal Financial [1]	18,407	2,109,258
Customers Bancorp [1]	25,729	1,881,304
†Esquire Financial Holdings	20,305	2,072,531
First Bancorp	14,000	711,060
First BanCorp	71,521	1,482,630
First Commonwealth Financial	67,672	1,140,950
First Financial Bancorp	108,747	2,720,850
German American Bancorp	59,827	2,344,022
Glacier Bancorp	16,000	704,800
Hanmi Financial	120,231	3,249,844
HBT Financial	27,347	706,920
Hingham Institution for Savings	19,891	5,648,248
Home BancShares	152,117	4,225,810
†Live Oak Bancshares	41,257	1,417,178
Northeast Bank	23,794	2,472,910
OceanFirst Financial	265,264	4,761,489
OFG Bancorp	8,233	337,388
Origin Bancorp	267,629	10,065,527
Pathward Financial	9,142	649,082
Preferred Bank	23,835	2,250,739
Provident Financial Services	44,441	877,710
†Renasant Corporation	22,400	788,928
S&T Bancorp	43,960	1,729,826
Seacoast Banking Corporation of Florida	61,000	1,916,620
Southside Bancshares	50,658	1,539,497
TowneBank	45,000	1,501,650
Trustmark Corporation	12,865	501,092
Westamerica Bancorporation	42,934	2,053,533
†Western New England Bancorp	13,838	174,636
WSFS Financial	8,732	482,356
		93,010,995
CAPITAL MARKETS - 7.5%
Acadian Asset Management	37,497	1,762,359
Ares Management Cl. A	31,800	5,139,834
Artisan Partners Asset Management Cl. A	227,835	9,281,998
Bolsa Mexicana de Valores	1,723,106	3,539,508
Cohen & Steers	27,061	1,698,890
Donnelley Financial Solutions [1]	145,781	6,806,515
Evercore Cl. A	4,097	1,394,004
GCM Grosvenor Cl. A	801,494	9,072,912
Houlihan Lokey Cl. A	15,503	2,700,468
Lazard	143,355	6,961,319
Marex Group	279,258	10,712,337
MarketWise Cl. A	25,000	375,500
†Miami International Holdings [1]	97,016	4,305,570
Moelis & Company Cl. A	6,452	443,510
Morningstar	8,189	1,779,552
Onex Corporation	173,237	14,257,296
SEI Investments	264,994	21,734,808
Sprott	231,827	22,707,240
StoneX Group [1]	53,573	5,096,399
Tel Aviv Stock Exchange [2]	221,179	6,579,483
TMX Group	478,421	18,205,478
Victory Capital Holdings Cl. A	63,800	4,025,142
Virtu Financial Cl. A	85,000	2,832,200
Virtus Investment Partners	2,870	468,240
		161,880,562
CONSUMER FINANCE - 0.7%
Bread Financial Holdings	38,675	2,863,110
Encore Capital Group [1]	25,000	1,358,750
FirstCash Holdings	53,255	8,487,782
PROG Holdings	51,713	1,525,017
World Acceptance [1]	11,647	1,635,122
		15,869,781

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 43

Royce Small-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE
FINANCIALS (continued)
FINANCIAL SERVICES - 1.8%
Banco Latinoamericano de Comercio
Exterior Cl. E	114,899	$5,124,495
Burford Capital	175,000	1,561,000
†Enact Holdings	33,750	1,337,850
†I3 Verticals Cl. A [1]	33,430	842,102
Jackson Financial	8,490	905,458
Merchants Bancorp	164,660	5,608,320
NCR Atleos [1]	60,850	2,318,994
NewtekOne	314,894	3,574,047
NMI Holdings [1]	129,767	5,293,196
Payoneer Global [1]	60,239	338,543
†Paysign 1	239,333	1,232,565
Radian Group	89,762	3,230,534
Shift4 Payments Cl. A [1]	50,000	3,148,500
Walker & Dunlop	72,946	4,387,702
		38,903,306
INSURANCE - 6.5%
Abacus Global Management	565,017	4,830,895
AMERISAFE	111,845	4,295,967
Assured Guaranty	341,979	30,733,653
Axis Capital Holdings	30,000	3,212,700
Berkley (W.R.)	56,617	3,969,984
E-L Financial	1,850,415	21,934,539
Employers Holdings	38,928	1,680,522
†Fidelis Insurance Holdings	230,113	4,503,311
Hagerty Cl. A [1]	485,700	6,527,808
HCI Group	10,365	1,986,867
International General Insurance Holdings	890,078	22,332,057
Lincoln National	39,365	1,752,923
Mercury General	26,467	2,489,486
RenaissanceRe Holdings	19,900	5,595,084
RLI Corp.	139,591	8,931,032
SiriusPoint [1]	51,180	1,120,330
Skyward Specialty Insurance Group [1]	63,997	3,270,887
†United Fire Group	12,592	457,719
White Mountains Insurance Group	4,923	10,230,142
		139,855,906
Total (Cost $319,369,180)		449,520,550

HEALTH CARE - 9.8%
BIOTECHNOLOGY - 3.1%
ADMA Biologics [1]	663,018	12,093,448
Alkermes [1]	48,010	1,343,320
ARS Pharmaceuticals [1]	57,000	664,050
BridgeBio Pharma [1]	127,136	9,724,633
CareDx [1]	66,000	1,243,440
Catalyst Pharmaceuticals [1]	549,188	12,818,048
†Centessa Pharmaceuticals ADR [1]	193,892	4,849,239
†Compass Therapeutics [1]	152,544	819,161
†Cytokinetics [1]	77,304	4,911,896
Halozyme Therapeutics [1]	21,090	1,419,357
Insmed [1]	31,871	5,546,829
†ORIC Pharmaceuticals [1]	440,551	3,603,707
Protagonist Therapeutics [1]	16,989	1,483,819
†PTC Therapeutics [1]	43,035	3,268,939
†Soleno Therapeutics [1]	69,144	3,201,367
		66,991,253
HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
Alphatec Holdings [1]	64,000	1,346,560
†Avanos Medical [1]	53,588	601,793
Axogen [1]	49,000	1,603,770
Embecta Corp.	29,076	345,423
Enovis Corporation [1]	197,938	5,273,068
Envista Holdings [1]	305,466	6,631,667
†Establishment Labs Holdings [1]	89,662	6,534,566
Haemonetics Corporation [1]	70,244	5,630,057
Omnicell [1]	4,802	217,531
SI-BONE [1]	90,000	1,774,800
TransMedics Group [1]	127,500	15,510,375
		45,469,610
HEALTH CARE PROVIDERS & SERVICES - 0.9%
Accendra Health [1]	18,995	53,186
Addus HomeCare [1]	2,504	268,904
AMN Healthcare Services [1]	45,418	715,788
†BrightSpring Health Services [1]	39,577	1,482,159
Concentra Group Holdings Parent	77,388	1,522,996
CorVel Corporation [1]	7,951	538,044
†GeneDx Holdings Cl. A [1]	23,509	3,057,580
†Hinge Health Cl. A [1]	14,000	650,300
PACS Group [1]	124,925	4,795,871
Pediatrix Medical Group [1]	139,392	2,981,595
Progyny [1]	55,259	1,419,051
Select Medical Holdings	95,900	1,424,115
Talkspace [1]	327,760	1,189,769
		20,099,358
HEALTH CARE TECHNOLOGY - 0.0%
Veradigm [1,2]	153,900	707,940
LIFE SCIENCES TOOLS & SERVICES - 1.4%
Bio-Techne	109,313	6,428,698
†Fortrea Holdings [1]	56,346	971,968
Mesa Laboratories	53,188	4,175,258
Repligen Corporation [1]	80,595	13,206,297
Stevanato Group	264,092	5,313,531
		30,095,752
PHARMACEUTICALS - 2.3%
Amphastar Pharmaceuticals [1]	34,042	911,645
Axsome Therapeutics [1]	41,023	7,492,441
Collegium Pharmaceutical [1]	51,938	2,404,729
Corcept Therapeutics [1]	136,550	4,751,940
†Elanco Animal Health [1]	264,502	5,985,680
†Esperion Therapeutics [1]	928,400	3,435,080
Harmony Biosciences Holdings [1]	78,385	2,933,167
Harrow [1]	11,250	551,250
†Indivior Pharmaceuticals [1]	164,614	5,906,350
Innoviva [1]	78,979	1,578,790
†Mind Medicine (MindMed) [1]	43,000	575,770
Organon & Co	36,287	260,178
Prestige Consumer Healthcare [1]	67,762	4,180,238
Supernus Pharmaceuticals [1]	125,083	6,216,625
†Zevra Therapeutics [1]	267,841	2,399,855
		49,583,738
Total (Cost $178,067,936)		212,947,651

INDUSTRIALS - 25.6%
AEROSPACE & DEFENSE - 0.6%
AeroVironment [1]	1,800	435,402

44 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2025

Schedule of Investments (continued)

	SHARES	VALUE
INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
†Karman Holdings [1,3]	14,309	$1,046,990
Magellan Aerospace	943,092	12,725,266
		14,207,658
AIR FREIGHT & LOGISTICS - 0.2%
Forward Air [1]	63,360	1,584,000
Hub Group Cl. A	66,614	2,838,423
		4,422,423
BUILDING PRODUCTS - 2.2%
AAON	121,010	9,227,013
Apogee Enterprises	22,629	823,922
AZZ	4,468	478,880
Gibraltar Industries [1]	32,383	1,601,016
Hayward Holdings [1]	22,956	354,670
†Legence Corp. Cl. A [1]	163,508	7,037,384
MasterBrand [1]	248,390	2,742,226
Quanex Building Products	18,593	285,960
Resideo Technologies [1]	50,061	1,758,142
Simpson Manufacturing [3]	72,500	11,706,575
Trex Company [1]	49,224	1,726,778
UFP Industries	107,301	9,769,756
		47,512,322
COMMERCIAL SERVICES & SUPPLIES - 2.9%
ACV Auctions Cl. A [1]	247,300	1,983,346
†Andersen Group Cl. A [1]	76,714	1,989,194
Brady Corporation Cl. A	286,781	22,475,027
†BrightView Holdings [1]	217,060	2,750,150
CECO Environmental [1]	128,952	7,717,777
CompX International Cl. A	166,074	3,864,542
Ennis	78,440	1,412,704
Healthcare Services Group [1]	324,705	6,208,360
HNI Corporation	38,267	1,608,745
Liquidity Services [1]	40,861	1,238,497
MSA Safety	17,150	2,746,401
RB Global	36,537	3,758,561
UniFirst Corporation	14,200	2,739,180
Vestis Corporation	77,353	515,944
VSE Corporation	7,028	1,214,228
		62,222,656
CONSTRUCTION & ENGINEERING - 6.0%
Ameresco Cl. A [1]	184,094	5,392,113
APi Group [1]	663,180	25,373,267
Arcosa	221,898	23,592,195
†Argan	19,487	6,105,667
†Everus Construction Group [1]	31,218	2,671,012
IES Holdings [1]	123,638	48,097,655
Limbach Holdings [1]	52,326	4,073,579
NWPX Infrastructure [1]	33,066	2,066,294
Sterling Infrastructure [1]	7,813	2,392,575
Valmont Industries	23,518	9,461,762
		129,226,119
ELECTRICAL EQUIPMENT - 1.5%
LSI Industries	496,657	9,098,756
Powell Industries	52,491	16,733,081
Preformed Line Products	32,816	6,783,396
		32,615,233
GROUND TRANSPORTATION - 1.0%
Hertz Global Holdings [1]	85,461	439,270
Landstar System	54,257	7,796,731
Ryder System	14,770	2,826,830
Saia [1]	29,702	9,698,297
		20,761,128
MACHINERY - 5.9%
Alamo Group	7,910	1,327,852
Albany International Cl. A	5,339	270,687
Astec Industries	14,745	638,753
Atmus Filtration Technologies	238,652	12,388,425
ATS Corporation [1]	48,500	1,336,042
Enpro	49,796	10,662,817
ESAB Corporation	210,889	23,560,519
ESCO Technologies	63,493	12,405,897
Franklin Electric	3,973	379,541
Graham Corporation [1]	99,272	6,376,241
Helios Technologies	51,900	2,776,131
JBT Marel	121,016	18,233,481
Kadant	49,358	14,068,017
Kennametal	16,821	477,885
Lincoln Electric Holdings	3,984	954,726
Lindsay Corporation	61,226	7,216,709
Miller Industries	7,345	274,483
Mueller Industries	8,208	942,278
RBC Bearings [1,3]	9,120	4,089,682
Standex International	2,758	599,258
Tennant Company	40,000	2,948,000
Timken Company (The)	59,826	5,033,161
Titan International [1]	50,779	397,600
		127,358,185
MARINE TRANSPORTATION - 0.4%
Kirby Corporation [1]	24,948	2,748,771
Matson	57,679	7,126,240
		9,875,011
PASSENGER AIRLINES - 0.2%
SkyWest [1]	18,106	1,818,023
†Strata Critical Medical [1]	406,819	1,956,799
Sun Country Airlines Holdings [1]	114,450	1,646,936
		5,421,758
PROFESSIONAL SERVICES - 2.4%
†Barrett Business Services	48,839	1,768,460
CBIZ [1]	145,729	7,352,028
CSG Systems International	12,720	975,497
Exponent	149,458	10,381,353
Franklin Covey [1]	78,324	1,314,277
Insperity	181,435	7,025,163
KBR	257,245	10,341,249
Korn Ferry	134,706	8,893,290
MAXIMUS	27,911	2,409,278
Paylocity Holding [1]	3,000	457,500
Robert Half	3,201	86,939
Verra Mobility Cl. A [1]	7,018	157,273
		51,162,307
TRADING COMPANIES & DISTRIBUTORS - 2.3%
Air Lease Cl. A	67,939	4,363,722
Applied Industrial Technologies	18,500	4,750,245
Distribution Solutions Group [1]	92,384	2,530,398
DNOW [1]	118,635	1,571,914
EVI Industries	75,105	1,850,587
FTAI Aviation	61,361	12,078,913

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 45

Royce Small-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE
INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS (continued)
MSC Industrial Direct Cl. A	51,773	$4,354,109
†Rush Enterprises Cl. A	41,050	2,214,237
Teqnion [1,2]	191,300	3,684,527
Transcat [1]	115,028	6,525,538
WESCO International	23,949	5,858,883
		49,783,073
Total (Cost $351,066,442)		554,567,873

INFORMATION TECHNOLOGY --- 14.1%
COMMUNICATIONS EQUIPMENT - 0.3%
Digi International [1]	59,198	2,562,682
Extreme Networks [1]	11,897	198,085
Harmonic [1]	260,843	2,579,737
NetScout Systems [1]	50,000	1,353,000
		6,693,504
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
Arrow Electronics [1]	21,046	2,318,848
Badger Meter	6,882	1,200,290
Benchmark Electronics	42,514	1,817,899
Cognex Corporation	283,643	10,205,475
Coherent Corp. [1]	30,000	5,537,100
Crane NXT	154,127	7,254,758
CTS Corporation	30,479	1,306,635
ePlus	27,083	2,375,179
Insight Enterprises [1]	13,638	1,111,088
IPG Photonics [1]	51,100	3,658,760
Itron [1]	6,968	647,048
Knowles Corporation [1]	216,025	4,629,416
Littelfuse	36,520	9,236,638
Luna Innovations [1,2]	657,869	723,656
Mirion Technologies Cl. A [1]	146,741	3,436,674
nLIGHT [1]	67,415	2,528,737
PAR Technology [1]	412,239	14,956,031
PC Connection	20,656	1,193,090
Plexus Corp. [1]	15,036	2,210,292
†Ralliant Corporation	11,391	579,916
Richardson Electronics	433,407	4,715,468
Sanmina Corporation [1]	19,707	2,957,429
ScanSource [1]	23,980	936,659
Teledyne Technologies [1]	9,660	4,933,652
TTM Technologies [1]	135,760	9,367,440
Vontier Corporation	203,537	7,567,506
		107,405,684
IT SERVICES - 1.3%
DXC Technology [1]	213,926	3,134,016
Hackett Group (The)	732,251	14,374,087
Kyndryl Holdings [1]	382,877	10,169,213
		27,677,316
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Axcelis Technologies [1]	25,375	2,038,627
Camtek [1]	33,955	3,610,944
Cirrus Logic [1]	107,251	12,709,243
Cohu [1]	265,785	6,184,817
†Enphase Energy [1]	15,118	484,532
FormFactor [1]	226,900	12,656,482
Ichor Holdings [1]	238,602	4,397,435
Impinj [1]	97,676	16,996,601
Kulicke & Soffa Industries	155,956	7,105,355
MKS	105,451	16,851,070
Onto Innovation [1]	78,180	12,341,495
Penguin Solutions [1]	45,484	889,667
Photronics [1]	248,033	7,937,056
†Qorvo [1]	2,652	224,121
Semtech Corporation [1]	49,136	3,620,832
Silicon Laboratories [1]	6,250	816,875
SiTime Corporation [1]	23,785	8,400,624
Tower Semiconductor [1]	61,397	7,209,236
Ultra Clean Holdings [1]	66,200	1,676,846
		126,151,858
SOFTWARE - 1.7%
Adeia	138,976	2,397,336
Agilysys [1]	66,437	7,895,373
Blend Labs Cl. A [1]	285,333	867,412
Computer Modelling Group	414,611	1,576,824
Coveo Solutions [1]	225,000	1,085,206
Descartes Systems Group (The) [1]	8,500	745,110
InterDigital [3]	4,130	1,314,909
JFrog [1]	210,000	13,116,600
nCino [1]	76,690	1,966,332
NextNav [1]	51,000	848,640
Progress Software [1]	52,250	2,244,660
Teradata Corporation [1]	45,009	1,370,074
†Vertex Cl. A [1]	41,000	818,770
		36,247,246
Total (Cost $232,678,513)		304,175,608

MATERIALS - 7.8%
CHEMICALS - 3.0%
Element Solutions	593,067	14,820,744
†5N Plus [1]	123,715	1,597,195
†Flotek Industries [1]	104,000	1,791,920
Hawkins	79,331	11,269,762
Ingevity Corporation [1]	217,518	12,872,715
Innospec	31,060	2,377,333
Quaker Houghton	152,281	20,909,704
		65,639,373
CONSTRUCTION MATERIALS - 0.1%
†United States Lime & Minerals	15,295	1,831,423
CONTAINERS & PACKAGING - 0.5%
Graphic Packaging Holding Company	268,901	4,049,649
Sealed Air	63,998	2,651,437
Silgan Holdings	125,156	5,052,548
		11,753,634
METALS & MINING - 3.5%
Alamos Gold Cl. A	535,000	20,658,628
Alpha Metallurgical Resources [1]	6,335	1,266,240
†Century Aluminum [1]	168,211	6,590,507
Commercial Metals [3]	56,600	3,917,852
Gold Fields ADR	386,500	16,874,590
IAMGOLD Corporation [1]	500,000	8,245,000
Major Drilling Group International [1]	1,296,691	12,187,034
Metallus [1]	34,618	594,045
Reliance	7,725	2,231,521
SunCoke Energy	108,181	778,903
†Worthington Steel	42,208	1,461,241
		74,805,561

46 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2025

Schedule of Investments (continued)

	SHARES	VALUE
MATERIALS (continued)
PAPER & FOREST PRODUCTS - 0.7%
Stella-Jones	160,177	$9,934,697
Sylvamo Corporation	89,758	4,321,847
		14,256,544
Total (Cost $92,001,912)		168,286,535

REAL ESTATE - 1.9%
DIVERSIFIED REITS - 0.0%
New York REIT [1,4]	15,000	96,450
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
Colliers International Group	52,366	7,698,326
FirstService Corporation	79,585	12,377,855
FRP Holdings [1]	108,661	2,476,384
Kennedy-Wilson Holdings	455,273	4,402,490
Marcus & Millichap	179,678	4,903,412
St. Joe Company (The)	78,800	4,678,356
Tejon Ranch [1]	313,818	4,948,910
		41,485,733
Total (Cost $29,394,961)		41,582,183

UTILITIES - 0.2%
ELECTRIC UTILITIES - 0.2%
MGE Energy	24,877	1,950,854
Otter Tail	31,680	2,560,061
		4,510,915
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
†Ormat Technologies	6,500	718,055
Total (Cost $5,326,157)		5,228,970

TOTAL COMMON STOCKS
(Cost $1,490,528,967)		2,081,568,934

INVESTMENT COMPANIES – 0.6%

MATERIALS - 0.6%
METALS & MINING - 0.6%
VanEck Junior Gold Miners ETF	113,758	12,943,385
(Cost $3,878,798)		12,943,385

INVESTMENTS AT VALUE
(Cost $1,494,407,765)		2,094,512,319

REPURCHASE AGREEMENT--- 3.2%
Fixed Income Clearing Corporation, 3.00% dated 12/31/25, due 1/2/26, maturity value $70,763,668 (collateralized by obligations of U.S. Government Agencies, 2.75%
due 4/30/27, valued at $72,167,058)
(Cost $70,751,876)		70,751,876

TOTAL INVESTMENTS - 100.0%

(Cost $1,565,159,641)		2,165,264,195

LIABILITIES LESS CASH AND OTHER ASSETS - (0.0)%	(826,325)

NET ASSETS - 100.0%	$2,164,437,870

For the purposes of this report, “ADR” shall mean American Depository Receipt and “ETF” shall mean Exchange-Traded Fund.

† New additions in 2025.

1 Non-income producing.

2 These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

3 All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of December 31, 2025. Total market value of pledged securities as of December 31, 2025, was $1,444,582.

4 A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2025, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,578,765,547. As of December 31, 2025, net unrealized appreciation for all securities was $586,498,648 consisting of aggregate gross unrealized appreciation of $692,853,918 and aggregate gross unrealized depreciation of $106,355,270. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 47

Royce Small-Cap Trust	December 31, 2025

Statement of Assets and Liabilities

ASSETS:
Investments at value	$2,094,512,319
Repurchase agreements (at cost and value)	70,751,876
Foreign currency (cost $116,673)	116,435
Receivable for investments sold	2,203,693
Receivable for dividends and interest	831,534
Prepaid expenses and other assets	524,072
Total Assets	2,168,939,929
LIABILITIES:
Payable for investments purchased	2,512,262
Payable for investment advisory fee	1,595,696
Payable for directors' fees	43,708
Accrued expenses	350,393
Total Liabilities	4,502,059
Net Assets	$2,164,437,870
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 122,363,809 shares outstanding (150,000,000 shares authorized)	$1,544,279,533
Total distributable earnings (loss)	620,158,337
Net Assets (net asset value per share - $17.69)	$2,164,437,870
Investments at identified cost	$1,494,407,765

48 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust	Year Ended December 31, 2025

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$24,499,547
Foreign withholding tax	(744,545)
Interest	3,493,310
Rehypothecation income	3,799
Total income	27,252,111
EXPENSES:
Investment advisory fees	18,441,071
Administrative and office facilities	1,131,134
Interest expense	908,610
Stockholder reports	414,905
Custody and transfer agent fees	241,881
Professional fees	187,526
Directors' fees	177,242
Other expenses	207,504
Total expenses	21,709,873
Net investment income (loss)	5,542,238
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	175,509,442
Foreign currency transactions	(1,937)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	81,152,243
Other assets and liabilities denominated in foreign currency	109
Net realized and unrealized gain (loss) on investments and foreign currency	256,659,857
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$262,202,095

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 49

Royce Small-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/25	YEAR ENDED 12/31/24

INVESTMENT OPERATIONS:
Net investment income (loss)	$5,542,238	$(1,178,020)
Net realized gain (loss) on investments and foreign currency	175,507,505	165,720,740
Net change in unrealized appreciation (depreciation) on investments and foreign currency	81,152,352	55,138,734
Net increase (decrease) in net assets from investment operations	262,202,095	219,681,454
DISTRIBUTIONS:
Total distributable earnings	(169,517,553)	(146,122,985)
Total distributions	(169,517,553)	(146,122,985)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	73,296,307	60,920,152
Total capital stock transactions	73,296,307	60,920,152
Net Increase (Decrease) In Net Assets	165,980,849	134,478,621
NET ASSETS:
Beginning of year	1,998,457,021	1,863,978,400
End of year	$2,164,437,870	$1,998,457,021

50 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust	Year Ended December 31, 2025

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$262,202,095
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(905,018,398)
Proceeds from sales and maturities of long-term investments	1,042,276,292
Net purchases, sales and maturities of short-term investments	(11,460,085)
Net (increase) decrease in dividends and interest receivable and other assets	96,901
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(195,819)
Net change in unrealized appreciation (depreciation) on investments	(81,152,243)
Net realized gain (loss) on investments	(175,509,442)
Net cash provided by operating activities	131,239,301
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	35,000,000
Repayment of borrowings	(70,000,000)
Distributions net of reinvestment (reinvestment $73,296,307)	(96,221,246)
Net cash used for financing activities	(131,221,246)
INCREASE (DECREASE) IN CASH:	18,055
Cash and foreign currency at beginning of year	98,380
Cash and foreign currency at end of year	$116,435

Supplemental disclosure of cash flow information:

For the year ended December 31, 2025, the Fund paid $1,079,896 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2025 Annual Report to Stockholders | 51

Royce Small-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

			YEARS ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net Asset Value, Beginning of Period	$16.99	$16.42	$14.60	$20.29	$18.52
INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.00	(0.01)	0.06	0.04[1]
Net realized and unrealized gain (loss) on investments and foreign currency	2.12	1.91	2.96	(4.40)	3.46
Net increase (decrease) in net assets from investment operations	2.18	1.91	2.95	(4.34)	3.50
DISTRIBUTIONS:
Net investment income	(0.08)	(0.14)	–	(0.12)	(0.02)
Net realized gain on investments and foreign currency	(1.34)	(1.13)	(1.07)	(1.01)	(1.65)
Return of capital	–	–	–	(0.19)	–
Total distributions	(1.42)	(1.27)	(1.07)	(1.32)	(1.67)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.07)	(0.06)	(0.03)	(0.06)
Total capital stock transactions	(0.06)	(0.07)	(0.06)	(0.03)	(0.06)
Net Asset Value, End of Period	$17.69	$16.99	$16.42	$14.60	$20.29
Market Value, End of Period	$16.10	$15.80	$14.56	$13.26	$19.59
TOTAL RETURN:[2]
Net Asset Value	14.03%	12.64%	21.71%	(21.29)%	19.97%
Market Value	11.60%	18.13%	18.83%	(25.96)%	32.91%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[3]	0.91%	1.04%	1.17%	0.74%	1.02%
Other operating expenses	0.16%	0.23%	0.24%	0.23%	0.13%
Total expenses (net)	1.07%	1.27%	1.41%	0.97%	1.15%
Expenses excluding interest expense	1.03%	1.15%	1.29%	0.86%	1.11%
Expenses prior to balance credits	1.07%	1.27%	1.41%	0.97%	1.15%
Net investment income (loss)	0.27%	(0.06)%	(0.11)%	0.39%	0.21%[1]
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$2,164,438	$1,998,457	$1,863,978	$1,605,179	$2,149,870
Portfolio Turnover Rate	46%	40%	67%	60%	44%
REVOLVING CREDIT AGREEMENT:
Asset coverage	N/A	5810%	5426%	4686%	3171%
Asset coverage per $1,000	N/A	$58,099	$54,257	$46,862	$31,712

[1]	A special distribution in 2021 from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.

[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[3]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

52 | 2025 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Small-Cap Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund's Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

•	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

•	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

•	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold set by Royce as valuation designee. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2025 Annual Report to Stockholders | 53

Royce Small-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

•	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

•	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

•	the independent pricing services are unable to supply fair value prices; or

•	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2025. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$2,069,776,878	$11,695,606	$96,450	$2,081,568,934
Investment Companies	12,943,385	–	–	12,943,385
Repurchase Agreement	–	70,751,876	–	70,751,876

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2025, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

54 | 2025 Annual Report to Stockholders

Royce Small-Cap Trust

Notes to Financial Statements (continued)

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

CASH INCLUDING FOREIGN CURRENCIES:

Cash, including foreign currencies, consists of deposits maintained at State Street Bank and Trust Company, the Fund’s Custodian (in such capacity, the "Custodian"), and through the Custodian's global sub-custodian network. Accordingly, the Fund’s risk for the possible insolvency loss of a cash deposit lies with the Custodian or the relevant sub-custodian bank. Fund cash deposits maintained at the Custodian or through a particular sub-custodian bank may be significant, and may, at times, exceed U.S. or other applicable insurance limits.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the “Royce Funds” are allocated equitably among the relevant Royce Funds. (The “Royce Funds” comprise the Fund and the other 14 U.S. registered investment companies for which Royce serves as investment manager.) All of the Royce Funds reimburse Royce in its capacity as administrator under administration agreements for costs and expenses paid or incurred in providing certain administrative services, including, without limitation, those relating to certain personnel, rent, technology, and supplies; amounts reimbursed to Royce by the Fund are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 4,740,113 and 4,114,483 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2025, and December 31, 2024, respectively.

2025 Annual Report to Stockholders | 55

Royce Small-Cap Trust

Notes to Financial Statements (continued)

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2025, the Fund had no outstanding borrowings under the credit agreement. The Fund and BNPPI may agree for the Fund to borrow again under the credit agreement, which borrowed amount may not exceed $150,000,000.

During the year ended December 31, 2025, the Fund had an average daily loan balance of $16,205,479 at a weighted average borrowing cost of 5.53%. The maximum loan balance outstanding during the year ended December 31, 2025, was $35,000,000. As of December 31, 2025, the aggregate value of rehypothecated securities was $0. During the year ended December 31, 2025, the Fund earned $3,799 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600"). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

56 | 2025 Annual Report to Stockholders

Royce Small-Cap Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):

For the twelve rolling 60-month periods ended in 2025, the Fund’s investment performance ranged from 6% below to 4% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $18,681,841 and a net downward adjustment of $240,770 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2025, the Fund expensed Royce investment advisory fees totaling $18,441,071.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2025, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $906,867,984 and $1,036,793,567, respectively.

Tax Information:

Distributions during the years ended December 31, 2025 and 2024, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS
2025	2024	2025	2024
$49,370,357	$29,913,265	$120,147,196	$116,209,720

The tax basis components of distributable earnings as of December 31, 2025, were as follows:

		NET	QUALIFIED LATE YEAR
UNDISTRIBUTED	UNDISTRIBUTED LONG-TERM	UNREALIZED APPRECIATION	ORDINARY AND POST-OCTOBER LOSS	TOTAL DISTRIBUTABLE
ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS
$16,046,597	$18,567,187	$586,498,391	$(953,838)	$620,158,337

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2025, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2022-2025) and has concluded that as of December 31, 2025, no provision for income tax is required in the Fund’s financial statements.

Segment Reporting:

The Fund operates as a single operating segment, which is a segregated investment portfolio. Royce serves as investment manager for the Fund. The Management Committee of Royce functions as the Chief Operating Decision Maker ("CODM") for the Fund for purposes of Segment Reporting (Topic 280), evaluating its results and performance based upon its specific investment strategy and other relevant facts and circumstances. The CODM uses these measures to assess Fund performance and allocate resources effectively, subject to compliance with applicable legal and regulatory requirements and oversight from its Board of Directors. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of Investments provides details of the Fund's investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2025 Annual Report to Stockholders | 57

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Small-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Small-Cap Trust, Inc. (the "Fund") as of December 31, 2025, the related statements of operations and cash flows for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 19, 2026

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

58 | 2025 Annual Report to Stockholders

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2025 Annual Report to Stockholders | 59

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257	20,321	18,696
12/9/22	Distribution $0.13[3]		8.821	21	14,822	12,508
12/8/23	Distribution $0.15		9.430	23	17,217	14,323
12/12/24	Distribution $0.47		10.671	65	19,252	16,447
12/11/25	Distribution $0.19		12.900	23
12/31/25		$8,975		1,557	$23,729	$20,412

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014	187,933	166,205
2022	Annual distribution total $0.95[3]		8.887	1,598	156,203	138,776
2023	Annual distribution total $0.74		8.648	1,413	182,188	160,785
2024	Annual distribution total $0.74		9.307	1,426	206,720	183,563
2025	Annual distribution total $0.79		9.542	1,611
12/31/25		$8,900		20,438	$240,964	$213,168

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

60 | This page is not part of the 2025 Annual Report to Stockholders

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Small-Cap Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690	628,604	609,918
2022	Annual distribution total $1.32[3]		14.525	2,907	495,104	449,355
2023	Annual distribution total $1.07		13.427	2,784	602,154	533,944
2024	Annual distribution total $1.27		14.815	3,247	678,224	630,720
2025	Annual distribution total $1.42		15.451	3,798
12/31/25		$53,211		43,717	$773,354	$703,844

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

[4]	Includes Royce Global Trust spin-off of $1.40 per share.

This page is not part of the 2025 Annual Report to Stockholders | 61

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2025.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2025. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.). Each Fund’s Plan is also available on our website: https://www.royceinvest.com/ funds/closed-end-funds

62 | This page is not part of the 2025 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, One Madison Avenue, New York, NY 10010

Christopher D. Clark, Director 1, President
Age: 60 | Number of Funds Overseen: 15 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 77 | Number of Funds Overseen: 15 | Tenure: Since 2009

Non-Royce Directorships: Director of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Director

Age: 64 | Number of Funds Overseen: 15 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Director

Age: 62 | Number of Funds Overseen: 15 | Tenure: Since 2020

Non-Royce Directorships: Director of Alarm.com Holdings, Inc. (since May 2024)

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

G. Peter O’Brien, Director2

Age: 80 | Number of Funds Overseen: 63 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 48 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Julia W. Poston, Director

Age: 65 | Number of Funds Overseen: 15 | Tenure: Since 2023

Non-Royce Directorships: AuguStar Variable Insurance Products Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Merus Corporation (formerly Al. Neyer Corporation) (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015); and Director and Founder, Cincinnati Women’s Executive Forum (non-profit) (since 2010). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Director
Age: 67 | Number of Funds Overseen: 15 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Investment Officer, National Christian Foundation (since April 2024); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly President and Chief Executive Officer, Piedmont Trust Company (privately owned North Carolina trust company) (from February 2012 to December 2023); Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co- manager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 58 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 63 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 59 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 58 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 54 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

1Interested Director.

2Retired as Director effective as of the close of business on December 31,2025

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

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Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2025, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2025 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization-weighted index of global large-cap stocks, excluding the United States. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The CBOE S&P 500 Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. It is the square root of the risk-neutral expectation of the S&P 500 variance over the next 30 calendar days, and is quoted as an annualized standard deviation. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2025 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). The Royce Funds is a service mark of The Royce Funds.

Investment Objectives

The investment objective of each Fund is long-term growth of capital.

Investment Policies

Royce Global Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/ or prospects selling at prices that Royce believes do not fully reflect

64 | This page is not part of the 2025 Annual Report to Stockholders

Notes to Performance and Other Important Information (continued)

these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Royce Small-Cap Trust, Inc. (“RVT”). RVT normally invests at least 80% of its assets in the equity securities of small-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. A portion of the Fund’s assets is managed using a systematic multi-factor selection process that is derived from the investment philosophies used by the Fund’s Portfolio Managers in managing the remainder of the Fund. While this multi-factor process provides guidance, a Portfolio Manager has discretion for which buys and sells are executed. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Primary Risks

As with any closed-end fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, and economic conditions, trends or events, governmental or central bank actions and/or interventions, changes in investor sentiment, armed conflicts, economic sanctions and countermeasures in response to sanctions, market disruptions caused by trade disputes or other factors, political developments, major cybersecurity events and acts of terrorism, the global and domestic effects of a pandemic or epidemic, contagion effects on the finance sector and the overall economy from banking industry instability, and other factors that may or may not be directly related to the issuer of a security held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and economic, financial, or political events in one country or region could have profound impacts on global economies or markets. Concerns over the independence of the U.S. federal reserve, the United States government’s positions on Venezuela and Greenland, the armed conflict in Europe, as well as any banking industry instability, may adversely affect global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in a Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above stated risks of investing in international companies may not apply.

Each Fund may, from time to time, invest a significant portion of its assets in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, RGT invested a significant portion of its assets in companies from the Industrials and Financials sectors, RMT invested a significant portion of its assets in companies from the Information Technology and Industrials sectors, and RVT invested a significant portion of its assets in companies from the Industrials and Financials sectors. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies from the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition, and can be subject to relatively rapid change due to government interventions in capital, credit, and currency markets. Information Technology sector companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or a Fund’s benchmark index(es). Securities in the Funds’ portfolios may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values. Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

ESG factors may have a material impact on the business risk and financial performance of portfolio companies held by a Fund. Royce seeks to ensure, to the extent applicable, that material ESG factors are incorporated as inputs to the investment analysis of such portfolio companies. Royce defines material ESG factors as those that it believes may impact a portfolio company’s cash flows, balance sheet, reputation, and/ or enterprise value. Each investment strategy used in connection with the Funds has its own customized ESG due diligence framework that focuses on the ESG factors

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Notes to Performance and Other Important Information (continued)

Royce investment staff members believe to be most material to their respective investment processes. Materiality is the core principle of Royce’s approach to ESG integration, as particular factors may or may not be meaningful to different business models, industries, and regions. No assurance can be given that ESG factors will, in fact, contribute to the long-term investment performance of any particular portfolio company or that Royce’s assessment of material ESG factors in respect of any particular portfolio company will be correct.

Evaluation of what Royce believes to be material ESG risks is only one component of Royce’s assessment of a potential investment by a Fund and, as with its consideration of other factors and risks, may not be a determinative factor in any instruction or recommendation to purchase, sell, or hold a security. In addition, where such material ESG factors are considered, the importance given to such ESG factors may vary across Royce investment staff members and accounts to which they are assigned and across different types of investments, sectors, industries, regions, and issuers. ESG factors considered, and the importance placed upon those factors, may change over time. Royce may not assess every investment by a Fund for ESG factors. and when it does, not every ESG factor may be identified or evaluated. The assessment of ESG-related risk(s) for a portfolio company by Royce investment staff members also may vary across the various accounts to which they are assigned, even if such accounts employ identical or substantially similar ESG integration approaches. Royce investment staff members are under no obligation to exclude investments with relatively poor third-party ESG ratings or metrics from a Fund. There is also no minimum ESG risk rating for an investment to be held by a Fund. There are no prescribed methods or standards within Royce or among Royce investment staff members for evaluating or assessing third-party or internally generated ESG-related information, data, metrics, and ratings.

The assessment of material ESG factors for a portfolio company by Royce investment staff members is subjective and may differ from those of other institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data and research from issuers and/ or third-party providers, the timeliness, completeness, and accuracy of which is outside of the control of Royce and its investment staff members. ESG factors are often not uniformly measured or defined, which could impact the ability of Royce investment staff members to evaluate a portfolio company.

Investments in cash and cash equivalents and securities lending activities in connection with the Funds are not assessed by Royce for ESG factors.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Trust, Royce Micro-Cap Trust, and Royce Small-Cap Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2025. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Trust, Royce Micro-Cap Trust, and Royce Small-Cap Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2025, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

66 | This page is not part of the 2025 Annual Report to Stockholders

Results of Stockholders Meetings

Royce Small-Cap Trust, Inc.

At the 2025 Annual Meeting of Stockholders held on October 8, 2025, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	96,250,257	3,275,449
Michael K. Shields	96,733,784	2,791,922

Royce Micro-Cap Trust, Inc.

At the 2025 Annual Meeting of Stockholders held on October 8, 2025, the Fund’s stockholders elected two Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	40,317,280	2,018,207
Michael K. Shields	40,391,228	1,944,259

Royce Global Trust, Inc.

At the 2025 Annual Meeting of Stockholders held on October 8, 2025, the Fund’s stockholders elected two Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	5,331,165	262,637
Michael K. Shields	5,355,510	238,292

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68 | This page is not part of the 2025 Annual Report to Stockholders

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ROYCE Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 50+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 18 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION

General Royce Funds information including an
overview of our firm and Funds

(800) 221-4268

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS

Speak with your regional Royce contact regarding:

•	Information about our firm, strategies, and Funds
•	Fund Materials

(800) 337-6923

CE-REP-1225

Item 2. Code(s) of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the Registrant did not: (i) amend any provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or (ii) grant any waiver, including an implicit waiver, from a provision of such code of ethics to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert serving on its Audit Committee.

(a)(2)	Patricia W. Chadwick and Julia W. Poston were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 8, 2010, and July 13, 2023, respectively. Ms. Chadwick and Ms. Poston are “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2025 - $55,640

Year ended December 31, 2024 - $54,020

(b)	Audit-Related Fees:

Year ended December 31, 2025 - $0

Year ended December 31, 2024 - $0

(c)	Tax Fees:

Year ended December 31, 2025 - $11,854 – Preparation of tax returns

Year ended December 31, 2024 - $11,509 – Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2025 - $0

Year ended December 31, 2024 - $0

(e)(1)	Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or its investment adviser and its affiliates for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees associated with them. Any subsequent revision to already pre-approved services or fees are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant and/or its investment adviser and its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (i.e., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, only the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. The Registrant’s independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that the required pre-approval has been obtained from an individual member of the Audit Committee who is an independent Board member or the Chairman of the Audit Committee, as applicable. Each member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2025 - $11,854

Year ended December 31, 2024 - $11,509

(h)	No such services were rendered during 2025 or 2024.

(i)	Not Applicable

(j)	Not Applicable

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Julia W. Poston, Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, G. Peter O’Brien, and Michael K. Shields are members of the Registrant’s audit committee.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies. Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. This information is disclosed as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2025).

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Steven McBoyle	Portfolio Manager	Since September 2024	Portfolio manager for Royce & Associates, LP
Lauren Romeo	Portfolio Manager	Since September 2024	Portfolio manager for Royce & Associates, LP
Andrew Palen	Portfolio Manager	Since September 2024	Portfolio manager for Royce & Associates, LP
George Necakov	Portfolio Manager	Since September 2024	Portfolio manager for Royce & Associates, LP
Francis Gannon	Portfolio Manager	Since September 2024	Co-Chief Investment Officer for Royce & Associates, LP

(a)(2)	Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2025).

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Steven McBoyle
	Registered investment companies	5	$5,449,951,609	2	$ 2,264,450,044
	Private pooled investment vehicles	3	$163,394,166	–	–
	Other accounts*	5	$350,990,705	–	–
Lauren Romeo
	Registered investment companies	3	$4,918,137,230	1	– $2,164,437,870
	Private pooled investment vehicles	3	$163,394,166	–	–
	Other accounts*	6	$674,080,384	–	–
Andrew Palen
	Registered investment companies	6	$5,949,293,021	2	$2,795,242,285
	Private pooled investment vehicles	3	$163,394,166	–	–
	Other accounts*	–	–	–	–
George Necakov
	Registered investment companies	1	$2,164,437,870	1	$2,164,437,870
	Private pooled investment vehicles	1	$220,371	–	–
	Other accounts*	1	$23,740,762	–	–
Francis Gannon
	Registered investment companies	2	$3,936,008,240	1	$2,164,437,870
	Private pooled investment vehicles	–	–	–	–
	Other accounts*	–	–	–	–

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably.

The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order, subject to Royce’s minimum ticket size requirements. Royce may, under certain circumstances, allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. In addition, on a limited, infrequent basis, and in accordance with written procedures, Royce may change initial allocations from one Royce client account to another Royce client account prior to the booking of the trade on the day after trade date when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is insufficient cash in a Royce client account to which a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the Portfolio Manager has decided to change the initial allocation for some other reason.

As described below, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation, and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. As a result, the Portfolio Manager may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce’s assets under management for which it receives performance-measured revenue. RVT and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Description of Portfolio Manager Compensation Structure (information as of December 31, 2025)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce, and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive the standard benefits package available to all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. Each Royce employee, including each Portfolio Manager, is also eligible to purchase shares of Franklin Resources, Inc. at a 15% discount to its closing price on certain dates in accordance with the terms and conditions of the Franklin Templeton Employee Stock Investment Plan.

(a)(4)	Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2025).

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Steven McBoyle (Portfolio Manager)	None
Lauren Romeo (Portfolio Manager)	$100,001 - $500,000
Andrew Palen (Portfolio Manager)	$50,001 - $100,000
George Necakov (Portfolio Manager)	None
Francis Gannon (Portfolio Manager)	$50,001 - $100,000

(b)	Not Applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities of the Registrant by the Registrant or any Affiliated Purchasers during the period of January 1, 2025 – December 31, 2025. The Registrant did not effectuate any repurchase plans or programs during the period.

Item 15. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 16. Controls and Procedures.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control over Financial Reporting. There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Gross income from securities lending activities for the six-month period ended December 31, 2025, was $4,035.39.

(a)(2)	Compensation paid related to the securities lending program for the six-month period ended December 31, 2025, was $605.31. All compensation was paid pursuant to a revenue split.

(a)(3)	Aggregate compensation paid related to the securities lending program for the six-month period ended December 31, 2025, was $605.31.

(a)(4)	Net income from securities lending activities for the six-month period ended December 31, 2025, was $3,430.08.

(b)	Please see the section entitled “Borrowing” in the Notes to the Financial Statements contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation. Not Applicable.

Item 19. Exhibits. Attached hereto.

(a)(1)	The Royce Funds Code of Ethics.

(a)(2)	Not applicable.

(a)(3)	Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE SMALL-CAP TRUST, INC.

BY:	/s/ Christopher D. Clark
Christopher D. Clark
Principal Executive Officer

Date: February 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE SMALL-CAP TRUST, INC.		ROYCE SMALL-CAP TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
Principal Executive Officer		Principal Financial Officer

Date: February 27, 2026		Date: February 27, 2026